UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

INTEGRITY APPLICATIONS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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INTEGRITY APPLICATIONS, INC.

19 Ha’Yahalomim St., P.O. Box 12163

Ashdod, Israel L3 7760049

(972) (8) 675-7878

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2018

To the Stockholders of Integrity Applications, Inc.:

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Integrity Applications, Inc., a Delaware corporation (the “Company”), will be held on December 21, 2018 at 10:00 a.m., Eastern Standard Time, at Hyatt Regency Morristown, 3 Speedwell Ave, Morristown, New Jersey 07960, USA, for the following purposes:

1. To grant our Board of Directors discretionary authority to effect a reverse split of our issued and outstanding stock

2. To increase our authorized shares of common stock from 40,000,000 to 200,000,000

3. To re-elect our Board of Directors

4. To ratify appointment of our auditors to conduct our audit for the year ended December 31, 2018

5. To conduct a non-binding advisory vote on executive compensation

6. To amend our certificate of incorporation to permit holders of designated series of our preferred stock to amend their certificates of designation without the approval of holders of our common stock

7. To approve certain amendments to our Certificate of Designation, Rights and Preferences for our Series A Preferred Stock

8. To approve certain amendments to our Certificate of Designation, Rights and Preferences for our Series B Preferred Stock

9. To approve certain amendments to our Certificate of Designation, Rights and Preferences for our Series C Preferred Stock.

and to transact such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

Holders of record of the Company’s Common Stock, Series A 5% Convertible Preferred Stock, Series B 5.5% Convertible Preferred Stock and Series C 5.5% Convertible Preferred Stock at the close of business on November 23, 2018 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting. In the event that there are insufficient shares present in person or represented by proxy at the Annual Meeting in order to obtain a quorum, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies.

Stockholders as of the Record Date may attend the meeting in person or telephonically by dialing in:

Israel Dial in number : +972-3-9180699; or USA Dial in number : +1-866-297-0242 or +1-868-545-1212

Participants access number: 91626#

ALL STOCKHOLDERS AS OF NOVEMBER 23, 2018 ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. VOTING OVER THE INTERNET, BY TELEPHONE OR BY MAILING A PROXY CARD WILL NOT LIMIT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

David Podwalski, President

November 23, 2018

PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2018

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive this proxy?

The Board of Directors of Integrity Applications, Inc. (“Integrity”) is furnishing this proxy statement to solicit proxies on its behalf to be voted at the 2018 Annual Meeting of Stockholders of Integrity (the “Annual Meeting”) or at any adjournment or postponement thereof. The Annual Meeting is scheduled to be held on December 21, 2018 at 10:00 a.m., Eastern Standard Time, at Eastern Standard Time, at Hyatt Regency Morristown, 3 Speedwell Ave, Morristown, New Jersey 07960, USA. The information you need to know to vote by proxy or in person at the Annual Meeting is included in this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement. You do not need to attend the Annual Meeting in person in order to vote.

When is this proxy statement first being sent or given to security holders?

We will begin mailing this Proxy Statement on or about November 23, 2018 to holders of record of Integrity’s common stock, par value $0.001 per share (the “Common Stock”), Series A 5% Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series B 5.5% Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), and Series C 5.5% Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock,” and together with the Series A Preferred Stock and Series B Preferred Stock, the “Preferred Stock”) at the close of business on November 23, 2018.

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Who is entitled to vote at the Annual Meeting?

Holders of record of Integrity’s Common Stock and/or Preferred Stock (collectively, the “Voting Stock”) at the close of business on November 23, 2018, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the record date, there were issued and outstanding: (1) 7,748,586 shares of Common Stock; (2) 376 shares of Series A Preferred Stock; (3) 15,031 shares of Series B Preferred Stock; and (4) 12,004 shares of Series C Preferred Stock. As of the date of this Proxy Statement, shares of Series A Preferred Stock convertible into an aggregate of 83,556 shares of Common Stock, shares of Series B Preferred Stock convertible into an aggregate of 3,340,251 shares of Common Stock and shares of Series C Preferred Stock convertible into an aggregate of 2,667,511 shares of Common Stock are entitled to vote at the Annual Meeting.

What is the quorum for the meeting?

The presence, in person or by proxy, of a majority of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (described below) will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose. No business may be conducted at the Annual Meeting if a quorum is not present. If less than a majority of outstanding shares of Voting Stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place. Notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken, unless a new record date is fixed for the Annual Meeting (in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting).

How many votes do I have?

Each share of Common Stock entitles its owner to one vote on all matters brought before the Annual Meeting. Each share of Preferred Stock entitles its owner to one vote for each share of Common Stock into which such share of Preferred Stock is convertible. As of the record date, each issued and outstanding share of Preferred Stock was convertible into approximately 6,091,318 shares of Common Stock.

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How do stockholders of record vote?

If you are a record holder, which means your shares are registered in your name, you may vote or submit a proxy:

1. Over the Internet — If you have Internet access, you may authorize the voting of your shares by following the internet voting instructions set forth in the proxy card. You must specify how you want your shares voted, or your vote will not be registered and you will receive an error message. Your shares will be voted according to your instructions.

2. By Telephone — You may authorize the voting of your shares by following the telephone voting instructions set forth in the proxy card. You must specify how you want your shares voted, or your vote will not be registered and you will receive an error message. Your shares will be voted according to your instructions.

3. By Mail — You may mail the proxy card using the postage prepaid envelope provided. Your shares will be voted according to your instructions. If you sign your proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of the Board. Unsigned proxy cards will not be voted.

4. In Person at the Meeting — If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which Integrity will provide to you at the Annual Meeting. To vote in person, you will need to bring proof of identity to be allowed entry into the meeting.

How do I vote my shares in person if they are held by my broker?

If you hold your shares of Voting Stock through a broker, bank or other financial institution, you are considered the beneficial owner of shares held in “street name,” and you will receive instructions on how to vote from your broker, bank or other institution. If you hold shares of Voting Stock in street name and wish to vote in person at the meeting, you must present a recent proxy validating your ownership of the shares of Voting Stock that you intend to vote from your bank, broker or other nominee that held your shares of Voting Stock as of the record date. You will also need proof of identity for entrance to the meeting.

What am I voting on?

At the Annual Meeting, Integrity’s stockholders will be asked to vote on the following proposals:

1. To grant our Board of Directors discretionary authority to effect a reverse split of our issued and outstanding stock

2. To increase our authorized shares of common stock from 40,000,000 to 200,000,000

3. To re-elect our Board of Directors

4. To ratify appointment of our auditors to conduct our audit for the year ended December 31, 2018

5. To conduct a non-binding advisory vote on executive compensation

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6. To amend our certificate of incorporation to permit holders of designated series of our preferred stock to amend their certificates of designation without the approval of holders of our common stock

7. To approve certain amendments to our Certificate of Designation, Rights and Preferences for our Series A Preferred Stock

8. To approve certain amendments to our Certificate of Designation, Rights and Preferences for our Series B Preferred Stock

9. To approve certain amendments to our Certificate of Designation, Rights and Preferences for our Series C Preferred Stock.

to transact such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

What vote is required for the proposals?

Proposal 1 – Reverse Stock Split

If a quorum is present, this will require the affirmative vote of a majority of the issued and outstanding shares of our common stock and preferred stock, voting as a single class, (the “Voting Stock”) on our record date. We have 13,839,904 shares of Voting Stock on our record date, so a majority of the shares of Voting Stock is 6,919,953, which also constitutes a quorum to hold our meeting.

Proposal 2 – Increase in Authorized Shares

If a quorum is present, this will require the affirmative vote of a majority of the issued and outstanding shares of Voting Stock on our record date.

Proposal 3 – Election of Directors

If a quorum is present, directors will be elected pursuant to the affirmative vote of a plurality of the shares of Voting Stock present in person or represented by proxy at the Annual Meeting. This means that the five nominees who receive the most affirmative votes will be elected to the Board of Directors.

Proposal 4 – Ratification of our Auditors

If a quorum is present, this will require the affirmative vote of a majority of the shares of our Voting Stock present in person or in proxy at the Annual Meeting.

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Proposal 5 – Nonbinding Advisory Vote.

If a quorum is present, this will require the affirmative vote of a majority of the shares of our Voting Stock present in person or in proxy at the Annual Meeting.

Proposal 6 – Amendment to our Certificate of Incorporation to Permit Amendments of Certificates of Designation without Approval of all Shareholders

If a quorum is present, this will require the affirmative vote of a majority of the issued and outstanding shares of our Voting Stock on our record date.

Proposal 7 – Amendment to our Series A Certificate of Designation

If a quorum is present, this will require the affirmative vote of a majority of the issued and outstanding shares of both our Voting Stock and our Series A Preferred Stock (voting separately) on our record date.

Proposal 8 – Amendment to our Series B Certificate of Designation

If a quorum is present, this will require the affirmative vote of a majority of the issued and outstanding shares of both our Voting Stock and our Series B Preferred Stock (voting separately) on our record date.

Proposal 9 – Amendment to our Series C Certificate of Designation

If a quorum is present, this will require the affirmative vote of a majority of the issued and outstanding shares of both our Voting Stock and our Series C Preferred Stock (voting separately) on our record date.

How are abstentions and broker “non-votes” treated?

Abstentions

Pursuant to Delaware law, abstentions are counted as present for purposes of determining the number of shares of Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST all proposals.

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Broker “non-votes”

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but may not vote those shares with respect to “non-routine” matters.

Pursuant to Delaware law, broker non-votes will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose.

Proposal Nos. 2, 6, 7, 8 and 9 are considered as “non-routine” matters. As a result, a broker or nominee will not be able to vote your shares with respect to Proposal Nos. 2, 6, 7, 8 and 9 absent your voting instructions. For this reason, we urge you to give voting instructions to your broker. If any “routine” matters are properly brought before the Annual Meeting, then brokers and nominees holding shares in street name will be permitted to vote those shares in their discretion for any such routine matters.

Will there be any other items of business on the agenda?

The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that any other matters will be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting, the persons named in the proxy that is submitted via the Internet or mail will have discretionary authority to vote all proxies unless otherwise specified to the contrary with respect to such matters in accordance with the recommendation of the Board of Directors.

What happens if I submit or return my proxy card without voting?

If you properly submit your proxy via the Internet or mail, the shares it represents will be voted at the Annual Meeting in accordance with your directions. If you properly submit your proxy with no direction, the proxy will be voted “FOR” all Proposals.

Can I change my vote after I have voted?

If you have submitted a proxy pursuant to this solicitation, you may revoke such proxy at any time prior to its exercise by:

●	written notice delivered to Integrity’s Chief Financial Officer at Integrity Applications, Inc., 19 Ha’Yahalomim St., P.O. Box 12163, Ashdod, Israel L3 7760049;
●	executing and delivering a proxy with a later date;
●	submitting an Internet or telephone vote with a later date; or
●	attending the Annual Meeting and voting in person.

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With respect to Internet and telephone votes, the last vote transmitted will be the vote counted. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank or other nominee pursuant to the instructions you have received from them.

Will anyone contact me regarding this vote?

No arrangements or contracts have been made with any proxy solicitors as of the date of this proxy statement. However, Integrity may retain a proxy solicitor if it appears reasonably likely that it may not obtain a quorum to conduct the Annual Meeting. In addition, Integrity’s directors, officers and employees may solicit proxies in person and by telephone or facsimile; however, these persons will not receive any additional compensation for any such solicitation efforts.

Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held as of the record date by them.

Who has paid for this proxy solicitation?

All expenses incurred in connection with the solicitation of proxies, including the printing and mailing of this Proxy Statement, will be borne by Integrity.

How do I obtain a list of Integrity’s stockholders?

A list of Integrity’s stockholders as of November 23, 2018, the record date for the Annual Meeting, will be available for inspection at Integrity’s corporate headquarters, located at 19 Ha’Yahalomim St., P.O. Box 12163, Ashdod, Israel L3 7760049, during normal business hours during the 10-day period immediately prior to the Annual Meeting.

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MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

PROPOSAL NO. 1:

Our Board of Directors has determined that it is advisable and in our and our stockholders’ best interests that the Board of Directors be granted the authority to implement, in its sole discretion, a reverse stock split of the outstanding and treasury shares of our common stock at a specific exchange ratio set by the Board of Directors, at a range of ratios from 1-for-2 to 1-for-20, in the discretion of the Board of Directors and to be announced by press release, and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing (but not later than December 31, 2019) (the “Reverse Split Proposal”). Accordingly, stockholders are asked to approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split consistent with such terms and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing and ratio (within the set of ratios listed above).

The Board of Directors strongly believes that the reverse stock split is necessary for the following reason:

To provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy – we do not have sufficient capital with which to run our business and meet our obligations and will need to raise further capital through sale of our equity securities.

To meet minimum initial listing standards for the Nasdaq Capital Market or other listed exchange – our Board believes it would be in our stockholders best interest for our Common Stock to eventually trade on a recognized stock exchange, either the Nasdaq Capital Market or NYSE American. In order to qualify for listing on the Nasdaq Capital Market, the initial bid price of our common stock must be at least $4.00 (or, in some circumstances, we can qualify with a closing price of $3.00) per share and, as a continued listing requirement, maintenance of a price of at least $1.00 per share is required). The NYSE American requires an initial listing bid price of $3.00 (or $2.00 depending on the applicable listing standard).

The Board of Directors has unanimously approved a resolution proposing an amendment to our amended and restated certificate of incorporation to allow for the reverse stock split and directed that it be submitted for approval by consent in lieu of a special meeting of shareholders.

The Board of Directors believes that it is critical to the future viability of the Company that you vote “FOR” the Proposal.

Should we receive the required stockholder approval for the Reverse Split Proposal, the Board of Directors will have the sole authority to elect, without the need for any further action on the part of our stockholders: (1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares, from two through twenty, in the discretion of the Board of Directors, which will be combined into one share of our common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split on or prior to December 31, 2019, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board of Directors does not implement a reverse stock split on or prior to December 31, 2019 stockholder approval again would be required prior to implementing any reverse stock split.

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In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval, the Board of Directors may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the reverse stock split on the trading market for our Common Stock in the short- and long-term;

●	our ability to possibly gain our listing on The NASDAQ Capital Market or NYSE American;

●	which reverse stock split ratio would result in the least administrative cost to us; and

●	prevailing general market and economic conditions.

Certain of our officers and directors have an interest in the reverse stock split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Reasons for the Reverse Stock Split

To provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy. As of our Record Date, we had 7,748,586 shares of our Common Stock issued and outstanding and 40,000,000 shares authorized. On a long term basis, we may not have sufficient shares to execute business plans or fund those plans, thus, by giving our Board a timespan of over one year, they can, in their best judgment, authorize a reverse split only if the circumstances warrant.

To allow us to meet minimum listing standards for an exchange. Our Board may determine, at some future point, that it would be beneficial for us to uplist to an exchange such as the Nasdaq Capital Markets, which has minimum price requirements for listing of $3.00 and $4.00. Should we wish to list and our stock price to be below these benchmarks, our Board could effect a reverse split in order to allow us to meet a minimum price requirement.

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Thus, even taking into account the Authorized Share Increase, if approved by our shareholders, we have reached the limit of shares of stock we have available to issue, and the Board of Directors wishes to increase the number of unused authorized common shares by decreasing the outstanding shares through the reverse stock split without a corresponding decrease in the number of authorized shares. This increase in unused authorized common shares will provide us greater flexibility with respect to our capital structure for various purposes as the need may arise from time to time. These purposes may include: raising capital, establishing strategic relationships with other companies, expanding our business through the acquisition of other businesses or products and providing equity incentives to employees, officers or directors. As we expect that we will seek to raise significant additional capital in future years to fund our clinical trials, we may need to issue a substantial number of shares in connection therewith.

The Board of Directors also believes that the increased market price of the Common Stock expected as a result of implementing a reverse stock split could improve the marketability and liquidity of the Common Stock and may encourage interest and trading in the Common Stock. A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price or that any increase will be maintained over any significant period of time. The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances does not indicate a likelihood that our stock price will be maintained at any higher level. It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain at any specified level for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

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Current stockholders will likely experience dilution as a result of the Reverse Stock Split. There is a trend for our stock price to decrease after a reverse stock split. This is likely as a result of the availability of more shares issued as a result of our anticipated future financing needs. As the number of shares available in the market increases, the price tends to decrease. We are unable to predict if, when and to what magnitude dilution will occur; however, there is a substantial likelihood that significant dilution will occur based on historical data.

The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our capital stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

Although we do not have any specific capital raising transaction planned, we expect to continue to explore opportunities to raise capital to fund our operations. The Board of Directors believes that the consummation of the proposed reverse stock split is essential to our ability to maintain the listing of the Common Stock, satisfy our obligations under the Notes and raise sufficient capital to satisfy our liquidity requirements. Nevertheless, such capital raising transactions are likely to include the issuance of shares of Common Stock and/or securities convertible, exchangeable or exercisable for shares of Common Stock at a discount to prevailing market prices. Such transactions are likely to result in substantial further dilution to current holders of shares of Common Stock and erosion of our stock price.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of Common Stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us and proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

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The following table contains approximate information relating to the Common Stock under the low end, high end and midpoint of the proposed range of reverse stock split ratios, without giving effect to any adjustments for fractional shares of Common Stock, as of November 23, 2018 (and without giving effect to the Authorized Share Increase):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Unissued
Pre-Reverse Stock Split	40,000,000	7,748,586	32,251,414
Post-Reverse Stock Split 1:2	40,000,000	3,874,293	36,125,707
Post-Reverse Stock Split 1:10	40,000,000	774,859	39,225,141
Post-Reverse Stock Split 1:20	40,000,000	387,429	39,612,571

We maintain a Stock Incentive Plan (the “Plan”) pursuant to which we have granted stock options and restricted shares that are presently outstanding, and additional equity incentive compensation awards may be granted in the future under the Plan. Pursuant to the terms of the Plan, the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plan, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the reverse stock split.

In addition, proportionate adjustments will be made to the per share exercise price of all outstanding warrants to purchase shares of our Common Stock and to the conversion price of our shares of Preferred Stock, as well as to the numbers of each.

If the proposed reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

After the effective date of the reverse stock split, our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

The Common Stock is currently registered under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split will not affect the registration of the Common Stock under the Securities Exchange Act. Our Common Stock would continue to be reported on the OTCQB under the symbol “IGAP,” although the OTCQB will add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

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Effective Date

The proposed reverse stock split would become effective on the date of filing of a certificate of amendment to our amended and restated certificate of incorporation with the office of the Secretary of State of the State of Delaware. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board of Directors within the limits set forth in this proposal.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Record and Beneficial Stockholders

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the reverse stock split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the reverse stock split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse stock split share certificates, including those representing whole shares to be issued in lieu of fractional shares, will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

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STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Theper share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury will also be reduced proportionately based on the exchange ratio of the reverse stock split. We will reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the reverse stock split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to the proposed amendments to our amended and restated certificate of incorporation to allow for the reverse stock split and we will not independently provide the stockholders with any such right if the reverse stock split is implemented.

Certain Material U.S. Federal Income Tax Consequence of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split to our stockholders who are United States holders, as defined below. This summary is general in nature and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any U.S. federal non-income, state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, real estate investment trusts, real estate mortgage investment conduits, foreign entities, nonresident alien individuals, broker-dealers, stockholders whose functional currency is not the U.S. dollar, partnerships (or other entities classified as partnership for U.S. federal income tax purposes, S corporations or other flow-through entities for U.S. federal income tax purposes, and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging constructive sale or conversion transaction for federal income tax purposes. This summary also assumes that you are a United States holder (defined below) who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the reverse stock split.

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The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and of which one or more “U.S. persons” (as defined in the Code) has the authority to control all substantial decisions, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The following discussion is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as of the date hereof, all of which are subject to change, potentially with retroactive effect which could adversely affect the accuracy of the statements and conclusions set forth herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the reverse stock split, and there can be no assurance that the Internal Revenue Service would not take a position contrary to that discussed herein, nor that such contrary position would not be sustained.

Other than in respect of a fractional share that is rounded up to a full share, no gain or loss should be recognized by a United States holder upon such stockholder’s exchange of pre-reverse stock split shares of Common Stock for post-reverse stock split shares of Common Stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The United States holder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split. Although the matter is not clear, it is possible that United States holders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share will recognize gain, which may be characterized as either a capital gain or as a dividend, to the extent of the value of such rounded-up amount (i.e., less than one share).

No gain or loss will be recognized by us as a result of the reverse stock split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

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Required Consent and Recommendation of the Board of Directors

Approval of this proposal requires the affirmative consent of the holders of a majority of our issued and outstanding shares of common stock on the Record Date.

Abstentions will be counted for the purposes of determining the presence or absence of a quorum. Abstentions will have the effect of a vote AGAINST the proposal. A failure to vote by not returning a signed consent card will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL NO. 2:

The Board of Directors has approved a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 40 million to 200 million. The proposed amendment would replace first paragraph of Article IV of the Certificate of Incorporation with the following language:

“The total number of shares of common stock which the Corporation is authorized to issue is 200,000,000 shares, par value $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share.

The Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.

Other than as described below in Proposals 7, 8 and 9, with regard to the Company’s proposed forced conversion of all of its outstanding preferred stock and resulting warrant issuances and completion of its D Round private placement, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from the Company’s adoption of the proposed amendment. Except as otherwise required by law or by regulation, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board of Directors (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

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In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of the Company’s Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of the Company’s Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

The Board of Directors unanimously recommends a vote FOR the proposed amendment to increase the number of authorized shares of the Company’s Common Stock from 40 million to 200 million.

PROPOSAL NO. 3:

Our Bylaws provide that the Board of Directors shall consist of not less than one and not more than fifteen members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board of Directors has six members. All directors have been nominated for re-election at the Annual Meeting, except for Mr. Graham, who resigned as of October 31, 2018 (and Mr. Podwalski, who has been appointed to replace him as of that date, will be standing for re-election in his stead) and Leslie Seff, who has decided to not stand for reelection. Those individuals are Angela Strand, Robert Fischell, Revan Schwartz, JD, Michael Hauck and David Podwalski.

For information about each of the nominees and our Board generally, please see “Management” beginning on page 37. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

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PROPOSAL NO. 4:

The Audit Committee of the Board of Directors annually considers and selects our independent registered public accountants. The Board has selected Fahn Kanne to act as our independent registered public accountants for fiscal 2018.

Stockholder ratification of Fahn Kanne as our independent registered public accountants is not required by our Bylaws, or otherwise. However, we are submitting the selection of Fahn Kanne to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Fahn Kanne as our independent registered public accountants, the Board will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Board may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Representatives of Fahn Kanne are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FAHN KANNE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF FAHN KANNE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED TO SUPPORT THE PROPOSAL.

PROPOSAL NO. 5:

Section 14A of the Securities Exchange Act of 1934 requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, at least once every three years, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

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The primary goals of our policy of executive compensation are to attract and retain the most talented and dedicated executives possible, to assure that our executives are compensated effectively in a manner consistent with our strategy and competitive practice, and to align executive compensation with the achievement of our short and long-term business objectives. We believe that, as a result, our executive compensation policies are aligned with the long-term interests of our stockholders.

This vote is advisory, which means that the vote on executive compensation is not binding on us or our Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement.

We ask our stockholders to vote for the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to Item 402(m) through (q) of Regulation S-K, including the Summary Compensation Table and the other related tables and disclosure.”

This vote is advisory and therefore not binding on us, our Compensation Committee or our Board of Directors. However, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL NO. 6:

Once preferred stock has been issued, regardless of whether it was created by a stockholder-approved amendment to the certificate of incorporation or by the board of directors in a certificate of designation pursuant to blank check authority, the terms of that series of preferred stock can only be altered by amending the certificate of incorporation under Section 242 of the Delaware General Corporation Law, as amended, which requires the approval of all stockholders entitled to vote generally, including the common stockholders. However, a corporation can provide in the certificate of incorporation that common stockholders are not entitled to vote on any amendment to the certificate of incorporation that relates solely to the terms of one or more series of preferred stock, if the holder of such affected series is entitled to vote on the amendment. As a result, if the parties want to retain the flexibility to seek to change the terms of preferred stock without having to obtain the consent of the common stockholders, they must include a provision to that effect in the certificate of incorporation.

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Thus, our Board of Directors has approved an amendment to ARTICLE IV of our Certificate of Incorporation as follows:

ARTICLE IV of the Certificate of Incorporation is hereby amended by inserting the following language at the end thereof:

“The holders of the majority of the then outstanding shares of any series of preferred stock designated hereunder may amend any provision of the Certificate of Designations, Rights and Preferences (or similar instrument which sets for the powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof) without any vote by, consent or approval of the common stockholders of this Corporation.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

MATTER TO BE VOTED UPON BY HOLDERS OF OUR HOLDERS OF COMMON STOCK GENERALLY AND SERIES A PREFERRED STOCKHOLDERS AS A CLASS

Under Delaware law, unless the Certificate of Designation, Rights and Preferences of a series of preferred stock states otherwise, an amendment to the provisions of such certificate of designation is considered to be an amendment to the corporation’s certificate of incorporation. Under Section 242 of the Delaware Corporation Law, as amended, an amendment of a corporation’s certificate of incorporation requires the approval of the majority of the shares of the corporation’s issued and outstanding common stock, including all holders of preferred stock entitled to vote on an as converted basis (the approval of all stockholders entitled to vote generally). Further, under Section 4 of the Certificate of Designations, Preferences and Rights of the Series A Preferred Stock (the “Series A Certificate of Designation”), the Series A Certificate of Designation may not be amended without the approval of the holders of a majority of the then outstanding shares of Series A Preferred Stock. Thus, any amendment to the Series A Certificate of Designation must be approved by both the majority of all shares of stock entitled to generally vote and a majority of all shares of Series A Preferred Stock.

PROPOSAL NO. 7:

To amend the Series A Certificate of Designation by replacing Section 8 in its entirety with a forced conversion at the sole discretion of the Corporation.

The Corporation currently has outstanding three series of preferred stock. Each has different designations, rights and preferences. The existence of the preferred stock complicates the Company’s capital structure and causes undue confusion for shareholders. The Company’s ability to seek new investors and capital with which to operate has also been hampered by the continued existence of this preferred stock. Thus, the Company’s board of directors feels it is in the Company’s best interests to retire all three series. The holders thereof are willing to forego the protective provisions of the preferred stock and instead have common stock so long as the conversion price is at a lower ratio to more closely match current market conditions. The Board of Directors has determined that the lower of $1.00 and the volume average weighted price of the Company’s common stock on the forty five (45) trading days prior to the date of conversion is a reasonable conversion price for the Series A preferred stock, for which it intends to force conversions, as soon as practicable upon approval of this amendment by its shareholders.

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The purchase price for common stock issued by the Company in a series of private placement transactions since December 1, 2017 in an amount of $5,854,000 and the remaining $4,146,000 intended to be sold in connection therewith (known as the “D Round” will be reset to reflect the Forced Conversion Price. As a result for each share of stock sold in the D Round, additional shares of common stock will be issued to the purchaser in an amount equal to the number of shares required so that the average per share price is reduced from $4.50 to the per share Forced Conversion Price, less the one (1) share already issued (for example of the Forced Conversion Price is $0.50, then the holder will be issued an additional eight (8) shares of common stock). For each unit purchased by a shareholder of the Corporation in each of the rounds in which Series A preferred stock was issued (the “A Round”, in which Series B preferred stock was issued (the “B Round”, in which Series C preferred stock was issued (the “C Round”) and in the D Round, the warrants issued with respect to that unit (i.e.: for the A Round, the A Warrants, for the B Round, the B-1 and B-2 Warrants, for the C Round, the C-1 and C-2 Warrants and for the D Round, the D-1, D-2 and D-3 Warrants), shall be cancelled, and instead the investor will receive per unit, three warrants, one with an exercise price of $1.80, one with an exercise price of $3.60 and one with an exercise price of $5.40, which warrants will otherwise contain the same terms and conditions as the warrants issued in the D Round. However no other additional warrants will be issued (i.e.: there will be no “refill” of the number of warrants as a result of the effectively lowered exercise prices). Furthermore, in the future, the Company may issue equity or debt securities at prices lower than the Forced Conversion Price, and such issuances will not result in anti-dilution resets or most favored nations treatment for existing holders of Series A, B and C preferred stock or common stock in the D Round. Thus, even despite the reset to the Forced Conversion Price, it is possible that the holders of the preferred stock and common stock in the D Round may experience significant dilution in the future from which they will have no contractual protection.

The effect of the Forced Conversion Price will significantly increase the number of shares issued and outstanding of the Company and will cause dilution to shareholders. Below is a table which sets for the number of outstanding shares at three different Forced Conversion Prices; $0.50, $0.75 and $1.00.

	At 11/13/2018	Reset @ $1.00 per share	Reset @ $0.75 per share	Reset @ $0.50 per share
Common shares used in computing basic income (loss) per share	7,748,586	42,751,184	54,418,716	77,753,781
Common Shares, Preferred Shares, Warrants and Options used in computing fully-diluted income (loss) per share	37,333,286	83,904,871	99,908,519	131,915,816

Thus, our Board of Directors has approved an amendment to Section 8 of our Series A Certificate of Designation as follows:

Section 8 of the Corporation’s Certificate of Designations, Preferences and Rights of the Series A Preferred Stock is hereby amended by replacing it in its entirety with the following:

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“Section 8. Forced Conversion.

(a) Notwithstanding anything to the contrary in this Certificate of Designation, no later than the close of business on the second business day following the date upon which the shareholders of the Corporation approve this Section 8, the Corporation shall deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice), plus all accrued but unpaid dividends thereon (and waives any rights to receive cash dividends under Section 3hereof) pursuant to Section 6, it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third (3rd) Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6 other than the Beneficial Ownership Limitation contained in Section 6(d), including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions. The Conversion Price for any Forced Conversion shall be the lower of $1.00 and the volume average weighted price of a share of the Corporation’s common stock on the 45 trading days prior to the date of conversion.

(b) All shares to be issued in a Forced Conversion shall be released on a monthly basis on the monthly anniversary of the date of Forced Conversion, commencing on the six (6) month anniversary of the date of Forced Conversion, in amounts (“Release Amount”) equal to the greater of five percent (5%) of all shares issuable upon a Forced Conversion of all then outstanding shares of preferred stock of the Corporation or fifteen percent (15%) of the aggregate volume of sales of the Corporation’s common stock on the OTCQB for the twenty two (22) trading days prior to each date of release under this paragraph (b) (“Lookback Period”). The Release Amount shall be increased proportionately by the amount during the applicable Lookback Period by which the volume weighted average price (“VWAP”) of the Corporation’s common stock during the Lookback Period equals or exceeds two hundred percent (200%) of the conversion price for the preferred stock of the Corporation. (For example, if the Forced Conversion Price is $.50, and the VWAP during the Lookback Period is $1.50, then the 5% and 15% amounts would be increased by multiplying them by 150% (i.e. $1.50 / $1). If the VWAP during the lookback period is $2.50 than the 5% and 15% amounts would be multiplied by 250%.) At any point the frequency and amount of releases hereunder may be increased by the Corporation’s Board of Directors.

(c) The Corporation shall file a registration statement for resale of the shares issued under any and all Forced Conversions for all shares of preferred stock of the Corporation, with any cutbacks pursuant to Rule 415 or otherwise required by the Securities Exchange Commission, to be applied pro rata against all then outstanding Forced Conversion Shares owned by the holders thereof. With respect to any Shares subject to a cutback, further registration statements shall be filed as permitted by the United Securities and Exchange Commission.

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(d) The holders of the Preferred Stock waive any rights for “most favored nation” status and any anti-dilution protection on any equity issuances issued prior to the date of this Amendment or subsequent to the date of this Amendment, and also consent to the issuance of other securities by this Corporation at or below the Forced Conversion Price as well as the reset of the exercise and/or conversion price of other securities previously issued by this Corporation.

(e) The holders agree that for purposes of this Section 8 the percentage for the Beneficial Ownership Limitation is hereby increased to 9.99% and that the holders may also waive the Beneficial Ownership Limitation in order to comply with the Forced Conversion; provided, however, that in the event the holder determines to not waive under this subparagraph (e), a Forced Conversion with respect to its shares of Preferred Stock will only be effected up to the Beneficial Ownership Limitation, and any shares of Preferred Stock not initially converted, shall be converted as a Forced Conversion as the holder’s beneficial ownership of the Corporation’s equity securities falls below the Beneficial Ownership Limitation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

MATTERS TO BE VOTED UPON BY HOLDERS OF SERIES B PREFERRED STOCK

Under Delaware law, unless the Certificate of Designation, Rights and Preferences of a series of preferred stock states otherwise, an amendment to the provisions of such certificate of designation is considered to be an amendment to the corporation’s certificate of incorporation. Under Section 242 of the Delaware Corporation Law, as amended, an amendment of a corporation’s certificate of incorporation requires the approval of the majority of the shares of the corporation’s issued and outstanding common stock, including all holders of preferred stock entitled to vote on an as converted basis (the approval of all stockholders entitled to vote generally). Further, under Section 4 of the Certificate of Designations, Preferences and Rights of the Series B Preferred Stock (the “Series B Certificate of Designation”), the Series B Certificate of Designation may not be amended without the approval of the holders of a majority of the then outstanding shares of Series B Preferred Stock. Thus, any amendment to the Series B Certificate of Designation must be approved by both the majority of all shares of stock entitled to generally vote and a majority of all shares of Series B Preferred Stock.

PROPOSAL NO. 8

To amend the Series B Certificate of Designation by replacing Section 8 in its entirety with a forced conversion at the sole discretion of the Corporation.

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The Corporation currently has outstanding three series of preferred stock. Each has different designations, rights and preferences. The existence of the preferred stock complicates the Company’s capital structure and causes undue confusion for shareholders. The Company’s ability to seek new investors and capital with which to operate has also been hampered by the continued existence of this preferred stock. Thus, the Company’s board of directors feels it is in the Company’s best interests to retire all three series. The holders thereof are willing to forego the protective provisions of the preferred stock and instead have common stock so long as the conversion price is at a lower ratio to more closely match current market conditions. The Board of Directors has determined that the lower of $1.00 and the volume average weighted price of the Company’s common stock on the forty five (45) trading days prior to the date of conversion is a reasonable conversion price for the Series B preferred stock, for which it intends to force conversions, as soon as practicable upon approval of this amendment by its shareholders.

The purchase price for common stock issued by the Company in a series of private placement transactions since December 1, 2017 in an amount of $5,854,000 and the remaining $4,146,000 intended to be sold in connection therewith (known as the “D Round” will be reset to reflect the Forced Conversion Price. As a result for each share of stock sold in the D Round, additional shares of common stock will be issued to the purchaser in an amount equal to the number of shares required so that the average per share price is reduced from $4.50 to the per share Forced Conversion Price, less the one (1) share already issued (for example of the Forced Conversion Price is $0.50, then the holder will be issued an additional eight (8) shares of common stock). For each unit purchased by a shareholder of the Corporation in each of the A Round, B Round, C Round and D Round, the warrants issued with respect to that unit (i.e.: for the A Round, the A Warrants, for the B Round, the B-1 and B-2 Warrants, for the C Round, the C-1 and C-2 Warrants and for the D Round, the D-1, D-2 and D-3 Warrants), shall be cancelled, and instead the investor will receive per unit, three warrants, one with an exercise price of $1.80, one with an exercise price of $3.60 and one with an exercise price of $5.40, which warrants will otherwise contain the same terms and conditions as the warrants issued in the D Round. However no other additional warrants will be issued (i.e.: there will be no “refill” of the number of warrants as a result of the effectively lowered exercise prices). Furthermore, in the future, the Company may issue equity or debt securities at prices lower than the Forced Conversion Price, and such issuances will not result in anti-dilution resets or most favored nation treatment for existing holders of Series A, B and C preferred stock or common stock in the D Round. Thus, even despite the reset to the Forced Conversion Price, it is possible that the holders of the preferred stock and common stock in the D Round may experience significant dilution in the future from which they will have no contractual protection.

The effect of the Forced Conversion Price will significantly increase the number of shares issued and outstanding of the Company and will cause dilution to shareholders. Below is a table which sets for the number of outstanding shares at three different Forced Conversion Prices; $0.50, $0.75 and $1.00.

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	At 11/13/2018	Reset @ $1.00 per share	Reset @ $0.75 per share	Reset @ $0.50 per share
Common shares used in computing basic income (loss) per share	7,748,586	42,751,184	54,418,716	77,753,781
Common Shares, Preferred Shares, Warrants and Options used in computing fully-diluted income (loss) per share	37,333,286	83,904,871	99,908,519	131,915,816

Thus, our Board of Directors has approved an amendment to Section 8 of our Series B Certificate of Designation as follows:

Section 8 of the Corporation’s Certificate of Designations, Preferences and Rights of the Series B Preferred Stock is hereby amended by replacing it in its entirety with the following:

“Section 8. Forced Conversion.

(a) Notwithstanding anything to the contrary in this Certificate of Designation, no later than the close of business on the second business day following the date upon which the shareholders of the Corporation approve this Section 8, the Corporation shall deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice), plus all accrued but unpaid dividends thereon (and waives any rights to receive cash dividends under Section 3 hereof) pursuant to Section 6, it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third (3rd) Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6 other than the Beneficial Ownership Limitation contained in Section 6(d), including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions. The Conversion Price for any Forced Conversion shall be the lower of $1.00 and the volume average weighted price of a share of the Corporation’s common stock on the 45 trading days prior to the date of conversion.

(b) All shares to be issued in a Forced Conversion shall be released on a monthly basis on the monthly anniversary of the date of Forced Conversion, commencing on the six (6) month anniversary of the date of Forced Conversion, in amounts (“Release Amount”) equal to the greater of five percent (5%) of all shares issuable upon a Forced Conversion of all then outstanding shares of preferred stock of the Corporation or fifteen percent (15%) of the aggregate volume of sales of the Corporation’s common stock on the OTCQB for the twenty two (22) trading days prior to each date of release under this paragraph (b) (“Lookback Period”). The Release Amount shall be increased proportionately by the amount during the applicable Lookback Period by which the volume weighted average price (“VWAP”) of the Corporation’s common stock during the Lookback Period equals or exceeds two hundred percent (200%) of the conversion price for the preferred stock of the Corporation. (For example, if the Forced Conversion Price is $.50, and the VWAP during the Lookback Period is $1.50, then the 5% and 15% amounts would be increased by multiplying them by 150% (i.e. $1.50 / $1). If the VWAP during the lookback period is $2.50 than the 5% and 15% amounts would be multiplied by 250%.) At any point the frequency and amount of releases hereunder may be increased by the Corporation’s Board of Directors.

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(c) The Corporation shall file a registration statement for resale of the shares issued under any and all Forced Conversions for all shares of preferred stock of the Corporation, with any cutbacks pursuant to Rule 415 or otherwise required by the Securities Exchange Commission, to be applied pro rata against all then outstanding Forced Conversion Shares owned by the holders thereof. With respect to any Shares subject to a cutback, further registration statements shall be filed as permitted by the United Securities and Exchange Commission.

(d) The holders of the Preferred Stock waive any rights for “most favored nation” status and any anti-dilution protection on any equity issuances issued prior to the date of this Amendment or subsequent to the date of this Amendment, and also consent to the issuance of other securities by this Corporation at or below the Forced Conversion Price as well as the reset of the exercise and/or conversion price of other securities previously issued by this Corporation.

(e) The holders agree that for purposes of this Section 8 the percentage for the Beneficial Ownership Limitation is hereby increased to 9.99% and that the holders may also waive the Beneficial Ownership Limitation in order to comply with the Forced Conversion; provided, however, that in the event the holder determines to not waive under this subparagraph (e), a Forced Conversion with respect to its shares of Preferred Stock will only be effected up to the Beneficial Ownership Limitation, and any shares of Preferred Stock not initially converted, shall be converted as a Forced Conversion as the holder’s beneficial ownership of the Corporation’s equity securities falls below the Beneficial Ownership Limitation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

MATTERS TO BE VOTED UPON BY HOLDERS OF SERIES C PREFERRED STOCK

Under Delaware law, unless the Certificate of Designation, Rights and Preferences of a series of preferred stock states otherwise, an amendment to the provisions of such certificate of designation is considered to be an amendment to the corporation’s certificate of incorporation. Under Section 242 of the Delaware Corporation Law, as amended, an amendment of a corporation’s certificate of incorporation requires the approval of the majority of the shares of the corporation’s issued and outstanding common stock, including all holders of preferred stock entitled to vote on an as converted basis (the approval of all stockholders entitled to vote generally). Further, under Section 4 of the Certificate of Designations, Preferences and Rights of the Series C Preferred Stock (the “Series C Certificate of Designation”), the Series C Certificate of Designation may not be amended without the approval of the holders of a majority of the then outstanding shares of Series C Preferred Stock. Thus, any amendment to the Series C Certificate of Designation must be approved by both the majority of all shares of stock entitled to generally vote and a majority of all shares of Series C Preferred Stock.

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PROPOSAL NO. 9:

To amend the Series C Certificate of Designation by replacing Section 8 in its entirety with a forced conversion at the sole discretion of the Corporation.

The Corporation currently has outstanding three series of preferred stock. Each has different designations, rights and preferences. The existence of the preferred stock complicates the Company’s capital structure and causes undue confusion for shareholders. The Company’s ability to seek new investors and capital with which to operate has also been hampered by the continued existence of this preferred stock. Thus, the Company’s board of directors feels it is in the Company’s best interests to retire all three series. The holders thereof are willing to forego the protective provisions of the preferred stock and instead have common stock so long as the conversion price is at a lower ratio to more closely match current market conditions. The Board of Directors has determined that the lower of $1.00 and the volume average weighted price of the Company’s common stock on the forty five (45) trading days prior to the date of conversion is a reasonable conversion price for the Series C preferred stock, for which it intends to force conversions, as soon as practicable upon approval of this amendment by its shareholders.

The purchase price for common stock issued by the Company in a series of private placement transactions since December 1, 2017 in an amount of $5,854,000 and the remaining $4,146,000 intended to be sold in connection therewith (known as the “D Round” will be reset to reflect the Forced Conversion Price. As a result for each share of stock sold in the D Round, additional shares of common stock will be issued to the purchaser in an amount equal to the number of shares required so that the average per share price is reduced from $4.50 to the per share Forced Conversion Price, less the one (1) share already issued (for example of the Forced Conversion Price is $0.50, then the holder will be issued an additional eight (8) shares of common stock). For each unit purchased by a shareholder of the Corporation in each of the A Round, B Round, C Round and D Round, the warrants issued with respect to that unit (i.e.: for the A Round, the A Warrants, for the B Round, the B-1 and B-2 Warrants, for the C Round, the C-1 and C-2 Warrants and for the D Round, the D-1, D-2 and D-3 Warrants), shall be cancelled, and instead the investor will receive per unit, three warrants, one with an exercise price of $1.80, one with an exercise price of $3.60 and one with an exercise price of $5.40, which warrants will otherwise contain the same terms and conditions as the warrants issued in the D Round. However no other additional warrants will be issued (i.e.: there will be no “refill” of the number of warrants as a result of the effectively lowered exercise prices). Furthermore, in the future, the Company may issue equity or debt securities at prices lower than the Forced Conversion Price, and such issuances will not result in anti-dilution resets or most favored nations treatment for existing holders of Series A, B and C preferred stock or common stock in the D Round. Thus, even despite the reset to the Forced Conversion Price, it is possible that the holders of the preferred stock and common stock in the D Round may experience significant dilution in the future from which they will have no contractual protection.

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The effect of the Forced Conversion Price will significantly increase the number of shares issued and outstanding of the Company and will cause dilution to shareholders. Below is a table which sets for the number of outstanding shares at three different Forced Conversion Prices; $0.50, $0.75 and $1.00.

	At 11/13/2018	Reset @ $1.00 per share	Reset @ $0.75 per share	Reset @ $0.50 per share
Common shares used in computing basic income (loss) per share	7,748,586	42,751,184	54,418,716	77,753,781
Common Shares, Preferred Shares, Warrants and Options used in computing fully-diluted income (loss) per share	37,333,286	83,904,871	99,908,519	131,915,816

Thus, our Board of Directors has approved an amendment to Section 8 of our Series C Certificate of Designation as follows:

Section 8 of the Corporation’s Certificate of Designations, Preferences and Rights of the Series A Preferred Stock is hereby amended by replacing it in its entirety with the following:

“Section 8. Forced Conversion.

(a) Notwithstanding anything to the contrary in this Certificate of Designation, no later than the close of business on the second business day following the date upon which the shareholders of the Corporation approve this Section 8, the Corporation shall deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice), plus all accrued but unpaid dividends thereon (and waives any rights to receive cash dividends under Section 3hereof) pursuant to Section 6, it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third (3rd) Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6 other than the Beneficial Ownership Limitation contained in Section 6(d), including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions. The Conversion Price for any Forced Conversion shall be the lower of $1.00 and the volume average weighted price of a share of the Corporation’s common stock on the 45 trading days prior to the date of conversion is a reasonable.

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(b) All shares to be issued in a Forced Conversion shall be released on a monthly basis on the monthly anniversary of the date of Forced Conversion, commencing on the six (6) month anniversary of the date of Forced Conversion, in amounts (“Release Amount”) equal to the greater of five percent (5%) of all shares issuable upon a Forced Conversion of all then outstanding shares of preferred stock of the Corporation or fifteen percent (15%) of the aggregate volume of sales of the Corporation’s common stock on the OTCQB for the twenty two (22) trading days prior to each date of release under this paragraph (b) (“Lookback Period”). The Release Amount shall be increased proportionately by the amount during the applicable Lookback Period by which the volume weighted average price (“VWAP”) of the Corporation’s common stock during the Lookback Period equals or exceeds two hundred percent (200%) of the conversion price for the preferred stock of the Corporation. (For example, if the Forced Conversion Price is $.50, and the VWAP during the Lookback Period is $1.50, then the 5% and 15% amounts would be increased by multiplying them by 150% (i.e. $1.50 / $1). If the VWAP during the lookback period is $2.50 than the 5% and 15% amounts would be multiplied by 250%.) At any point the frequency and amount of releases hereunder may be increased by the Corporation’s Board of Directors.

(c) The Corporation shall file a registration statement for resale of the shares issued under any and all Forced Conversions for all shares of preferred stock of the Corporation, with any cutbacks pursuant to Rule 415 or otherwise required by the Securities Exchange Commission, to be applied pro rata against all then outstanding Forced Conversion Shares owned by the holders thereof. With respect to any Shares subject to a cutback, further registration statements shall be filed as permitted by the United Securities and Exchange Commission.

(d) The holders of the Preferred Stock waive any rights for “most favored nation” status and any anti-dilution protection on any equity issuances issued prior to the date of this Amendment or subsequent to the date of this Amendment, and also consent to the issuance of other securities by this Corporation at or below the Forced Conversion Price as well as the reset of the exercise and/or conversion price of other securities previously issued by this Corporation.

(e) The holders agree that for purposes of this Section 8 the percentage for the Beneficial Ownership Limitation is hereby increased to 9.99% and that the holders may also waive the Beneficial Ownership Limitation in order to comply with the Forced Conversion; provided, however, that in the event the holder determines to not waive under this subparagraph (e), a Forced Conversion with respect to its shares of Preferred Stock will only be effected up to the Beneficial Ownership Limitation, and any shares of Preferred Stock not initially converted, shall be converted as a Forced Conversion as the holder’s beneficial ownership of the Corporation’s equity securities falls below the Beneficial Ownership Limitation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock within 60 days of November 23, 2018 by:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
●	each of our named executive officers and our current directors; and
●	all of our executive officers and directors as a group.

Except as otherwise indicated below, the address of each beneficial owner listed in the table is c/o Integrity Application Inc., 19 Ha’Yahlomim Street, Ashdod Israel

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 7,748,586 shares of common stock outstanding on November 23, 2018. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of November 23, 2018 . We did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The applicable footnotes are an integral part of the table and should be carefully read in order to understand the actual ownership of our securities, particularly by the 5% stockholders listed in the table.

Name of Beneficial Owner	Number of Shares Beneficially Held	Number of Preferred, Options and Warrants Exercisable within 60 days		Total Shares Beneficially Owned (1)
				Number	Percent
Dr. Robert Fischell	53,103	38,602	(2)	91,705	1.18%
Angela Strand	32,223	38,602	(3)	70,825	0.91%
Leslie Seff	13,334	38,602	(4)	51,936	0.67%
Revan Schwartz	10,000	38,602	(5)	48,602	0.62%
Michael Hauck	10,000	11,936	(6)	21,936	0.28%
David Malka	123,695	248,728	(7)	372,423	4.66%
Sami Sassoun	-	126,800	(8)	126,800	1.61%
Eugene Naidis	24,867	126,800	(9)	151,667	1.93%
David Podwalski	-	148,610	(10)	148,610	1.88%
John Graham	-	2,895,417	(11)	2,895,417	27.20%
All Executive Officers and Directors as a group (10 persons)	267,222	3,712,697		3,979,919	40.94%
		-
Principal Stockholders
John A Ballantyne Rev Trust 08/01/2017	772,963	-	(12)	772,963	9.98%
Andrew Garrett, Inc.	22,222	383,500	(13)	405,722	4.99%
Vayikra Capital LLC	439,744	-	(14)	439,744	5.68%
Y.H Dimri Holdings	1,160,650	-	(15)	1,160,650	14.98%
Amos and Daughters Investments and Properties Ltd.	393,714	-	(16)	393,714	5.08%
Howard M. Berg	118,418	282,083	(17)	400,501	4.99%
John W. Clingman	47,702	356,500	(18)	404,202	4.99%
William Freas	53,039	350,900	(19)	403,939	4.99%
Alexander Goren and James Goren	94,631	307,500	(20)	402,131	4.99%
D. Carl Lustig III	105,092	296,100	(21)	401,192	4.99%
George Melas - Kyriazi	72,362	330,550	(22)	402,912	4.99%
Ian Scott	80,926	321,500	(23)	402,426	4.99%
Dr. James J. Shen and Louise L. Shen	28,416	376,800	(24)	405,216	4.99%
Alma Diversified Holdings LLC	-	407,000	(25)	407,000	4.99%

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(1) Subject to a 4.99% beneficial ownership limitation applicable to all holders of the Preferred Stock, holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will vote together with the holders of Common Stock on an as-converted basis. Accordingly, the percentages are based on an aggregate of 7,748,586 shares of common stock outstanding and excludes, 83,556 shares of Common Stock as fully converted from 376 shares of Series A Preferred Stock, 3,340,252 shares of common stock as fully converted from 15,031 shares of Series B Preferred Stock and 2,667,511 shares of Common Stock as fully converted from 12,004 shares of Series C Preferred Stock, each outstanding as of November 23, 2018. All outstanding convertible preferred stock and all outstanding warrants contain a 4.99% equity blocker which prevents the holders of the preferred shares and the warrants from converting the preferred shares into common stock or exercising the warrants for common stock if such conversion or exercise would result in such holder’s ownership at any given time exceeding 4.99% of the Company’s outstanding common stock (the “Blocker Limitation”.) The foregoing table specifically excludes all of the common stock issuable upon conversion of the preferred shares and the exercise of the warrants if such conversion or exercise would result in such holder’s ownership at any given time exceeding 4.99% of the Company’s outstanding common stock (the” Blocked Securities”.)

(2) Of the options to purchase an aggregate of 41,560 shares of Common Stock granted to Mr. Fischell under the Incentive Plan, 38,602 options will be deemed vested within 60 of November 23, 2018. In addition to vested options, this number also includes 53,103 shares of Common Stock owned by Mr. Fischell.

(3) Of the options to purchase an aggregate of 41,560 shares of Common Stock granted to Ms. Strand under the Incentive Plan, of which 38,602 options will be deemed vested within 60 of November 23, 2018. In addition to vested options, this number also includes 32,223 shares of Common Stock owned by Ms. Strand.

(4) Of the options to purchase an aggregate of 41,560 shares of Common Stock granted to Mr. Seff under the Incentive Plan, of which 38,602 options will be deemed vested within 60 of November 23, 2018. In addition to vested options, this number also includes 13,334 shares of Common Stock owned by Mr. Seff.

(5) Of the options to purchase an aggregate of 41,560 shares of Common Stock granted to Mr. Schwartz under the Incentive Plan, of which 38,602 options will be deemed vested within 60 of November 23, 2018. In addition to vested options, this number also includes 10,000 shares of Common Stock owned by Mr. Schwartz.

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(6) Of the options to purchase an aggregate of 14,894 shares of Common Stock granted to Mr. Hauck under the Incentive Plan, of which 11,936 options will be deemed vested within 60 of November 23, 2018. In addition to vested options, this number also includes 10,000 shares of Common Stock owned by Mr. Hauck.

(7) Of the options to purchase an aggregate of 441,309 shares of Common Stock granted to Mr. Malka under the Incentive Plan, of which 248,728 options will be deemed vested within 60 of November 23, 2018. In addition to vested options, this number also includes 123,695 shares of Common Stock owned by Mr. Malka.

(8) Of the options to purchase an aggregate of 292,924 shares of Common Stock granted to Mr. Sassoun under the Incentive Plan, of which 126,800 options will be deemed vested within 60 of November 23, 2018.

(9) Of the options to purchase an aggregate of 292,924 shares of Common Stock granted to Mr. Naidis under the Incentive Plan, of which 126,800 options will be deemed vested within 60 of November 23, 2018. In addition to vested options, this number also includes 24,867 shares of Common Stock owned by Mr. Naidis.

(10) Of the options to purchase an aggregate of 290,585 shares of Common Stock granted to Mr. Podwalski under the Incentive Plan, of which 148,600 options will be deemed vested within 60 of November 23, 2018.

(11) Of the options to purchase an aggregate of 3,077,540 shares of Common Stock granted to Mr. Graham under the Incentive Plan, of which 2,895,417 options will be deemed vested within 60 of November 23, 2018. Pursuant to an employment agreement dated March 20, 2017, amended on April 7, 2017, the Company issued to Mr. Graham upon his appointment as Chief Executive Officer of the Company (i) a ten-year non-qualified stock option for the purchase of 559,414 shares of Common Stock at an exercise price of $5.41 per share, vesting in full on March 20, 2019; (ii) a ten-year non-qualified stock option for the purchase of 844,130 shares of Common Stock at an exercise price of $7.75 per share, vesting in full on March 20, 2019; (iii) an option to purchase 307,754 shares of Common Stock at an exercise price of $4.50 per share, vested on April 7, 2017; (iv) an option to purchase 923,262 shares of Common Stock at an exercise price of $4.50 per share, vest on September 20, 2017; and (v) an option to purchase 442,980 shares of Common Stock at an exercise price of $4.50 per share, vest on March 20, 2019.

(12) In addition, the John A. Ballantyne Revocable Trust 08/01/2017 owns additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, the percentage ownership by the John A. Ballantyne Revocable Trust 08/01/2017 is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 22,222 shares of common stock issuable upon the Conversion of Series B Preferred Stock; (ii) 333,333 shares of common stock issuable upon the Conversion of Series C Preferred Stock; (iii) 44,444 shares of common stock issuable upon the exercise of Series B warrants; (iv) 666,666 shares of common stock issuable upon the exercise of Series C warrants; and (v) 2,266,667 shares of common stock issuable upon the exercise of Series D warrants. The address of John A. Ballantyne Rev Trust 08/01/2017 is 1101 28th Avenue, South Fargo, ND 58103. John A. Ballantyne has voting and investment control over the shares held by John A. Ballantyne Rev Trust 08/01/2017.

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(13) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 22,222 shares of common stock; and (ii) 1,561,748 shares of common stock issuable upon the exercise of warrants. The address of Andrew Garrett, Inc. is 52 Vanderbilt Avenue, 5th floor, New York, NY 10017. Andrew G. Sycoff has voting power and investment control over the shares of common stock held by Andrew Garrett, Inc. Mr. Sycoff is the husband of Sharon Sycoff who has voting power and investment control over the shares held by Alma Diversified Holdings LLC. Mr. Sycoff disclaims beneficial ownership in the shares held by Alma Diversified Holdings LLC.

(14) In addition, Vayikra Capital LLC beneficially owns additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, the percentage ownership by Vayikra is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 138,889 shares of common stock issuable upon the Conversion of Series B Preferred Stock; (ii) 288,889 shares of common stock issuable upon the Conversion of Series C Preferred Stock; (iii) 277,778 shares of common stock issuable upon the exercise of Series B warrants; and (iv) 577,778 shares of common stock issuable upon the exercise of Series C warrants. The address of Vayikra Capital LLC is 1 Farmstead Road, Short Hills NJ, 07078. Philip M. Darivoff has voting and investment control over the shares held by Vayikra Capital LLC.

(15) The address of Y.H. Dimri Holdings is 1 Jerusalem St. Netivot, 87710 Israel. Y.H. Dimri is entitled to these subject to the fulfillment of certain requirements. Yigal Dimri has voting and investment control over the shares held by Y.H. Dimri Holdings.

(16) The address of Amos and Daughters Investments and Properties Ltd. is Shekel House, 111 Arlozorov St. Tel-Aviv 61216 Israel. Eri Steimatzky has voting and investment control over the shares held by Amos and Daughters Investments and Properties Ltd.

(17) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 59,058 shares of common stock held by Dr. Howard M. Berg; (ii) 20,548 shares of our common stock held by RBC Capital Markets Custodian FBO Howard Berg IRA of which Dr. Berg has sole voting power and dispositive control; (iii) 38,776 shares of our common stock held by Specialists in Otolaryngology Defined Benefit Plan U/D Dtd 01/01/09 of which Dr. Berg has sole voting power and dispositive control; (v) 73,111 shares of common stock issuable upon the Conversion of Series B Preferred Stock held by Dr. Howard M. Berg; (v) 112,667 shares of common stock issuable upon the Conversion of Series B Preferred Stock held by RBC Capital Markets Custodian FBO Howard Berg IRA; (vi) 146,222 shares of common stock issuable upon the exercise of Series B warrants held by Dr. Howard M. Berg; and (vii) 225,333 shares of common stock issuable upon the exercise of Series B warrants held by RBC Capital Markets Custodian FBO Howard Berg IRA.

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(18) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 47,702 shares of common stock; (ii) 22,222 shares of common stock issuable upon the Conversion of Series B Preferred Stock; (iii) 86,667 shares of common stock issuable upon the Conversion of Series C Preferred Stock; (iv) 44,444 shares of common stock issuable upon the exercise of Series B warrants; (v) 173,333 shares of common stock issuable upon the exercise of Series C warrants; and(vi) 66,666 shares of common stock issuable upon the exercise of Series D warrants.

(19) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 53,039 shares of common stock; (ii) 146,444 shares of common stock issuable upon the Conversion of Series B Preferred Stock; (iii) 22,889 shares of common stock issuable upon the Conversion of Series C Preferred Stock; (iv) 292,889 shares of common stock issuable upon the exercise of Series B warrants; and (v) 45,778 shares of common stock issuable upon the exercise of Series C warrants.

(20) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 4,898 shares of common stock held by Goren Brothers LP of which Alexander Goren and James Goren have shared voting power and dispositive control; (ii) 89,773 shares of our common stock held by JAG Multi Investments LLC of which Alexander Goren and James Goren have shared voting power and dispositive control; (iii) 66,667 shares of common stock issuable upon the Conversion of Series B Preferred Stock held by JAG Multi Investments LLC; (iv) 40,000 shares of common stock issuable upon the Conversion of Series C Preferred Stock held by Goren Brothers LP; (v) 50,667 shares of common stock issuable upon the Conversion of Series C Preferred Stock held by JAG Multi Investments LLC; (vi) 133,333 shares of common stock issuable upon the exercise of Series B warrants held by JAG Multi Investments LLC; (vii) 80,000 shares of common stock issuable upon the exercise of Series C warrants held by Goren Brothers LP; and(viii) 101,333 shares of common stock issuable upon the exercise of Series C warrants held by JAG Multi Investments LLC.

(21) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 104,886 shares of common stock held by D. Carl Lustig III; (ii) 206 shares of our common stock held by Carl Lustig Segregated Rollover IRA; (iii) 130,444 shares of common stock issuable upon the Conversion of Series C Preferred Stock held by D. Carl Lustig III; (iv) 2,222 shares of common stock issuable upon the Conversion of Series C Preferred Stock held by Carl Lustig Segregated Rollover IRA; (v) 260,889 shares of common stock issuable upon the exercise of Series C warrants held by D. Carl Lustig III;(vi) 4,444 shares of common stock issuable upon the exercise of Series C warrants held by Carl Lustig Segregated Rollover IRA; and (vii) 216,667 shares of common stock issuable upon the exercise of Series D warrants held by D. Carl Lustig III.

(22) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 58,573 shares of common stock held by George Melas-Kryiazi; (ii) 13,789 shares of our common stock held by Alvin Fund LLC of which Mr. Kryiazi has sole voting power and dispositive control; (iii) 33,333 shares of common stock issuable upon the Conversion of Series B Preferred Stock held by George Melas-Kryiazi; (iv) 66,667 shares of common stock issuable upon the Conversion of Series B Preferred Stock held by Alvin Fund LLC; (v) 111,111 shares of common stock issuable upon the Conversion of Series C Preferred Stock held by Alvin Fund LLC (vi) 66,666 shares of common stock issuable ‘upon the exercise of Series B warrants held by George Melas-Kryiazi; (vi) 133,333 shares of common stock issuable upon the exercise of Series B warrants held by Alvin Fund LLC; and (vii) 222,222 shares of common stock issuable upon the exercise of Series C warrants held by Alvin Fund LLC.

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(23) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 80,926 shares of common stock;(ii) 94,001 shares of common stock issuable upon the Conversion of Series B Preferred Stock; (iii) 7,333 shares of common stock issuable upon the Conversion of Series C Preferred Stock; (iv) 188,002 shares of common stock issuable upon the exercise of Series B warrants; (v) 14,667 shares of common stock issuable upon the exercise of Series C warrants; and (vi) 133,333 shares of common stock issuable upon the exercise of Series D warrants.

(24) Ownership, without regard to the 4.99% Blocker Limitation includes: (i) 9,345 shares of common stock held by Dr. James J. Shen & Louise L. Shen JTWROS of which Dr. James J. Shen and Louise L. Shen have shared voting power and dispositive control; (ii) 19,071 shares of common stock held by Dr. James Shen MDPC 401(k) PSPS UAD 1994 of which Dr. James J. Shen and Louise L. Shen have shared voting and dispositive control; (iii) 24,444 shares of common stock issuable upon the Conversion of Series B Preferred Stock held by Dr. James J. Shen & Louise L. Shen JTWROS; (iv) 34,444 shares of common stock issuable upon the Conversion of Series B Preferred Stock held by Dr. James Shen MDPC 401(k) PSPS UAD 1994; (vi) 55,556 shares of common stock issuable upon the Conversion of Series C Preferred Stock held by Dr. James J. Shen & Louise L. Shen JTWROS; (vii) 97,778 shares of common stock issuable upon the Conversion of Series C Preferred Stock held by Dr. James Shen MDPC 401(k) PSPS UAD 1994; (viii) 48,888 shares of common stock issuable upon the exercise of Series B warrants held by Dr. James J. Shen & Louise L. Shen JTWROS; (ix) 68,889 shares of common stock issuable upon the exercise of Series B warrants held by Dr. James Shen MDPC 401(k) PSPS UAD 1994; (x) 111,111 shares of common stock issuable upon the exercise of Series C warrants held by Dr. James J. Shen & Louise L. Shen JTWROS; (xi) 195,556 shares of common stock issuable upon the exercise of Series C warrants held by Dr. James Shen MDPC 401(k) PSPS UAD 1994.

(25) Ownership, without regard to the 4.99% Blocker Limitation includes:(i) 4,000 shares of common stock issuable upon the Conversion of Series C Preferred Stock(ii) 885,086 shares of common stock issuable upon the exercise of warrants. Sharon Sycoff has voting power and investment control over the shares of common stock held by Alma Diversified Holdings LLC. Sharon Sycoff is the wife of Andrew G. Sycoff who has voting power and investment control over the shares held by Andrew Garrett, Inc. Ms. Sycoff disclaims beneficial ownership in the shares held by Andrew Garrett, Inc.

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Effect of Proposed Restructuring of Securities Issued in “A” through “D” Rounds of Financing on Equity Ownership of Andrew Garrett, Inc.

Andrew Garrett, Inc. has acted as the Company’s financial advisor since 2010 as well as the placement agent in an initial bridge financing and common stock private placement in 2011, its private placements of Series A, Series B and Series C Preferred Stock as well as the D Round, all as described in Proposals 7 through 9 above. As part of its compensation, Andrew Garrett, Inc. has been issued and is holding warrants to purchase common stock with the following exercise prices and expiration dates (collectively, the “AGI Warrants”):

Number of Warrants	Expiration Date	Current Exercise Price
48,574	December 31, 2020	$4.50
992,818	July 31, 2022	$4.50
260,178	5 years from final closing of the D Round	$4.50
130,089	5 years from final closing of the D Round	$5.75
130,089	5 years from final closing of the D Round	$7.75

All of the AGI Warrants contain full ratchet anti-dilution provisions whereby upon future issuance of securities at a per share purchase, exercise or conversion price lower than the exercise price of an AGI Warrant, the exercise price of each AGI Price is reduced to the lowest price at which such future issuance is sold, or the exercise or conversion price of the securities issued. In addition to the decrease in exercise price, the number of AGI Warrants is then increased by the same factor as the price is reduced such that the product of the exercise price multiplied by the number of shares of common stock into which the AGI Warrants are exercisable remains the same after the future issuance as before the future issuance (for example if there were 10 warrants with an exercise price of $10 each, and a future issuance occurred with a purchase price per share of $1, the number of shares of common stock into which such warrants are exercisable would increase to 100). Although the AGI Warrants contain Blocker Limitations at 4.99% of the Company’s issued and outstanding common stock, the number of shares of Company Common Stock into which the AGI Warrants would be exercisable in the event of a Forced Conversion at $1.00 per share would be 7,613,257 shares.

MANAGEMENT

CORPORATE GOVERNANCE

General

Integrity’s bylaws provide that the size of the Board of Directors shall be determined from time to time by resolution of the Board of Directors but shall not consist of less than one director nor more than fifteen. The Board of Directors currently has six members.

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Director Independence

Integrity is not currently listed on any national securities exchange. As a result, Integrity is not subject to the requirements of any securities exchange providing that a majority of the Board of Directors must be comprised of independent directors. Nevertheless, for purposes of this proxy statement, Integrity applied the independence rules of the NYSE MKT to determine the independence of its directors. The independence rules of the NYSE MKT include a series of objective tests, including that an “independent” person will not be employed by Integrity and will not be engaged in various types of business dealings with Integrity. Applying these rules and based on representations from the directors with respect to their independence thereunder, the Board of Directors has determined that, other than David Podwalski, each of the current members of Integrity’s Board of Directors is independent.

Director Compensation

Directors of Integrity do not receive any compensation from Integrity other than their compensation as employees of Integrity, for those that are employees, which compensation is described below under Executive Compensation.

Board Leadership Structure

The Board of Directors of Integrity has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that it determines to be most appropriate for Integrity. The Board of Directors believes that the independent directors work well together in the current board structure, and has designated the Vice-Chairman as lead independent director to add significant benefit to the Board of Directors' oversight role.

Committees of the Board of Directors

The Board of Directors of Integrity currently has three committees, an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors has determined that its Audit Committee Chair, Revan Schwartz, qualifies as an “Audit Committee Financial Expert”.

Board Meeting Attendance

During 2017, the Board of Directors met 7 times and acted by unanimous written consent 21 times. Each member of the Board of Directors attended the meetings of the Board of Directors held in the 2017 fiscal year during the period for which he was a director.

Integrity does not have a formal policy regarding director attendance at annual meetings of stockholders. However, all directors are encouraged to attend Integrity’s annual meetings of stockholders in person.

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Director Qualifications and Nominating Process

Director nominees are considered by the full Board of Directors. The Board of Directors does not maintain any specific minimum qualifications for director candidates. However, the Board of Directors believes that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of Integrity’s stockholders and must also be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties. While the Board of Directors does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Board of Directors seeks to include a range of talents, experience, skills, diversity and expertise (particularly in the areas of accounting and finance, management, domestic and international markets, leadership and corporate governance, and the medical device and related industries) sufficient to provide sound and prudent guidance with respect to the operations of Integrity and the interests of Integrity and its stockholders. All of the nominees for election as directors at the Annual Meeting were nominated by the Board of Directors. Integrity did not receive any stockholder nominations for directors to be elected at the Annual Meeting.

Candidates for director may come from a number of sources including, among others, recommendations from current directors, recommendations from management, and recommendations from stockholders. Director candidates are evaluated to determine whether they have the qualities and skills set forth above. Such evaluation may be by personal interview, background investigation and other appropriate means. The Board of Directors has not engaged any third-party search firms to identify director candidates.

The Board of Directors considers individuals for nomination for election to the Board of Directors from any source, including stockholder recommendations. The Board of Directors does not evaluate candidates differently based on who has made the recommendation. Consideration of nominee candidates typically involves a series of internal discussions and a review of information concerning a candidate’s qualifications and perceived contributions.

Processes for the Consideration and Determination of Executive and Director Compensation

The Board of Directors is responsible for, among other things, establishing Integrity’s general compensation philosophy and overseeing the development and implementation of Integrity’s compensation and benefits program. The Board of Directors is also responsible for reviewing the performance of Integrity’s Chief Executive Officer and other executive officers and setting the compensation of the Chief Executive Officer and such other executive officers. The Board of Directors also sets and approves its own compensation. In considering and determining the compensation to be paid to Integrity’s executive officers, the Board of Directors receives information and recommendations from the Chief Executive Officer as to such compensation, including recommendations as to the amount and form of such compensation. Neither Integrity nor the Board of Directors has retained the services of any compensation consultant to assist in determining or recommending the amount or form of executive and director compensation.

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Communications with the Board of Directors

Integrity does not have a formal procedure for stockholder communication with its Board of Directors. Stockholders who wish to contact the Board of Directors or an individual director should send their correspondence to Integrity Applications, Inc., 19 Ha’Yahalomim St., P.O. Box 12163,Ashdod, Israel L3 7760049, Attention: Chief Financial Officer. Any such communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. Integrity will initially receive and process a communication before forwarding it to the addressee or addressees. Integrity generally will not forward a stockholder communication to its directors if it determines that such communication is primarily commercial in nature or is abusive, threatening or otherwise inappropriate.

Role of the Board of Directors in Risk Oversight

Integrity’s management has responsibility for managing day-to-day risk and for bringing the most material risks facing Integrity to the Board of Directors’ attention. To facilitate the Board of Directors’ risk oversight responsibility, management provides the Board of Directors with information about its identification, assessment and management of critical risks and its risk mitigation strategies. These matters are further discussed by the Board of Directors with or without the presence of management.

Code of Ethics

Integrity has adopted a code of ethics that applies to its Chief Executive Officer and its senior financial officers (currently consisting only of the Chief Financial Officer). This code of ethics is available on Integrity’s website at www.integrity-app.com. If Integrity makes any substantive amendments to the code or grants any waiver, including any implicit waiver, from a provision of the code to its principal executive, financial or accounting officer, it will disclose the nature of the amendment or waiver on its website or in a report on a Current Report on Form 8-K filed in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).

OUR DIRECTORS

The table below sets forth (1) the names and ages of our Directors as of the date of this Registration Statement, (2) all positions with the Company presently held by each such person and (3) the positions held by, and principal areas of responsibility of, each such person during the last five years.

Name	Age	Position

Dr. Robert Fischell	89	Director, Member of the Compensation Committee and the Nominating and Corporate Governance Committee
David Podwalski	66	President and Chief Operating Officer
Leslie Seff	68	Director, Chair of the Compensation Committee, and Member of the Audit Committee
Angela Strand	50	Vice Chairperson, Chair of the Nominating and Corporate Governance Committee and Member of the Audit Committee
Revan Schwartz	73	Director, Chair of the Audit Committee
Michael Hauck	73	Director, Member of the Compensation Committee and Nominating and Corporate Governance Committee

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Dr. Robert Fischell has served as one of Integrity’s directors since 2010. He also serves on Integrity’s Nominating and Corporate Governance Committee and Compensation Committee. Dr. Fischell is an inventor and serial entrepreneur with over 160 issued U.S. patents. Starting in 1959, Dr. Fischell spent over 30 years with the Johns Hopkins University Applied Physics Laboratory, which resulted in 53 patents in both aerospace and biomedical technology. His interests at Johns Hopkins then turned to the invention of new medical devices such as pacemakers and implantable heart defibrillators. Starting in 1969, Dr. Fischell began the formation of 14 private companies that licensed his patents on medical devices. These companies include Pacesetter Systems, Inc. (purchased by Siemens and now part of St. Jude Medical, Inc.), IsoStent, Inc. (merged with Cordis Company, a Johnson and Johnson Company), NeuroPace, Inc., Neuralieve, Inc., Angel Medical Systems, Inc., and Svelte Medical Systems, Inc. As it relates to diabetes management devices, he was the inventor of the first implantable insulin pump (which became Minimed, which was sold to Medtronic). Dr. Fischell’s honors include Inventor of the Year for the USA in 1984, election to the National Academy of Engineering in 1989, the Distinguished Physics Alumnus Award of the University of Maryland, and several medals for distinguished accomplishments in science, engineering and innovation. In 2004, Discover magazine gave Dr. Fischell their annual Technology for Humanity award. In 2008, Dr. Fischell received the honorary degree of Doctor of Humane Letters from the Johns Hopkins University in recognition of his many lifesaving inventions. From June 2009 until March 2011, Dr. Fischell was a director of InspireMD, Inc. (OTCBB: NSPR), a medical device company focusing on the development and commercialization of its proprietary stent system, MGuard. Dr. Fischell received his BSME degree from Duke University and MS and Sc.D. degrees from the University of Maryland. At the White House on May 16, 2016, President Obama presented to Dr. Fischell the National Medical of Technology and Innovation, the highest award in the USA for achievements in innovative technology.

David Podwalski joined Integrity in June 2017 as its Chief Commercial Officer. David is a seasoned pharmaceutical and life sciences executive with more than 20 years of experience in global commercial leadership, most notably with insulin-based therapies. Before joining Integrity, from February 2005 to June 2017, he served at Ernst & Young as Senior Consultant and Subject Matter Expert, Life Sciences, where he assisted major pharmaceutical, animal health, diagnostic, and medical device companies in developing innovative go-to-market commercial strategies, sales and marketing excellence programs, product launch roadmaps, commercial operations and analytics support, and enhanced patient and physician support services. Previously, from September 1976 to February 2005, Mr. Podwalski was Senior Director of Global Commercial Effectiveness at Aventis Pharmaceuticals, where he designed and established leading practices in sales and marketing capabilities in the US, Europe, Asia and Latin America. Earlier in his career, Mr. Podwalski served in various capacities at Hoechst Marion Roussel Inc., including senior commercial leadership positions in both pharmaceutical and consumer healthcare products, most notably in diabetes. Mr. Podwalski holds a BS in Marine Biology and Animal Behavior and a post-graduate diploma in Finance & International Marketing at McGill University. David Podwalski was appointed as President and Chief Operating Officer of the Company by its Board, effective October 9, 2018, and was appointed as a Director effective as of October 31, 2018 to fill the vacancy to be created by Mr. Graham’s resignation.

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Leslie Seff has served as one of Integrity’s directors since March 2016. Mr. Seff also serves on Integrity’s Audit Committee and Compensation Committee. Mr. Seff currently serves as founder and chief operating officer of AIMPaaS LLC, a technology firm that provides trade execution facility, risk assessment, performance monitoring, and compliance oversight for hedge funds, brokerage firms and other asset managers. Mr. Seff is also the founder and president of the consulting firm, Matthew B. Management, Inc. Prior to this, Mr. Seff served as Chief Operating Officer and Managing Director, Capital Markets, of BrokerageAmerica LLC, a provider of trade execution services to broker/dealers and institutional investors. In 1996, Mr. Seff started the NASDAQ trading department at Fidelity Investments and subsequently managed that department from 1996 to 1998. Mr. Seff has also served as the managing member of his own NASD Member Firm and is a former Allied Member of the New York Stock Exchange. Mr. Seff holds a BBA in Finance from Hofstra University and an MBA from Bernard Baruch College (City University of New York). Lastly, in 2017 Mr. Seff was appointed to “The Dean’s Advisory Council” of the Zicklin School of Business, which is the graduate business school for Baruch College, of The CUNY System. Mr. Seff has decided to not stand for reelection at the Annual Meeting.

Angela Strand has served as one of Integrity’s directors since March 2016 and was appointed Vice Chairperson of the Board in March of 2017. Ms. Strand also serves as Integrity’s Chairperson of the Nominating and Corporate Governance Committee and a member of the Audit Committee. Ms. Strand previously served as a founder and senior executive of Nohm, a joint venture between Smith Electric Vehicles and FDG Electric Vehicles Ltd. (HK: 729HK), and the founder of Strand Strategy, a healthcare management and consulting firm. Ms. Strand is also a named inventor with seven issued patents. From 2011 to 2015, Ms. Strand served as the chief marketing officer and head of business development and government affairs for Smith Electric Vehicles. Ms. Strand has also served as vice president of market development for Proteus Digital Health, and in various executive roles at Aerogen (acquired by Nektar Therapeutics, NASDAQ:NKTR), Novacept (acquired by Cytyc, NASDAQ: CYTC, now NASDAQ: HOLX) and FemRx (acquired by Johnson & Johnson, NYSE: JNJ). Ms. Strand holds a B.Sc. in Communications and an MBA in Marketing from the University of Tennessee.

Revan Schwartz, JD has served as one of Integrity’s directors since November 2016. He is also Chair of Integrity’s Audit Committee. Mr. Schwartz was appointed to the Board of Directors by Andrew Garrett, Inc. (“AGI”), pursuant to the terms of a placement agent agreement executed by AGI and the Company. Mr. Schwartz is an attorney and currently maintains a private law practice. Mr. Schwartz has acted as a sole practitioner lawyer for the last five years. Mr. Schwartz has more than 30 years of experience in corporate and securities law. He held the position of General Counsel for AAA Computer, Hafco International Trading Corporation, Bermil Industries, Viking Credit Corp and The Pride Group. Most recently, Mr. Schwartz was Executive Vice President and General Counsel for Andrew Garrett, Inc., a boutique securities and investment banking firm. While with Andrew Garrett, Mr. Schwartz possessed NASD/FINRA Series 4, 7, 24, 27, 53 and 55 licenses. Mr. Schwartz began his career with the East New York Savings Bank (ENYSB) where he held several administrative and management positions, including a position overseeing a life insurance subsidiary. Mr. Schwartz received a BS, with a major in accounting and a minor in economics, summa cum laude, from New York Institute of Technology, and a JD, cum laude, from St. John’s University. Mr. Schwartz is currently a member of the New York Bar.

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Michael Hauck has served on our board since May 2017. Mr. Hauck also serves on Integrity’s Compensation Committee and Nominating and Corporate Governance Committee. He is the Executive Director of The Getz Group, a $1 billion privately owned pan-Asian trading company focused on healthcare, industrial products, consumer distribution and retailing. Mr. Hauck has previously held executive and director level positions at companies including, ERM, Interpharma Investments Ltd., Zuellig Pharma Group, Invida Holdings, Target Worldwide Express, 3i plc, Springboard, and Business Health Group Ltd. Additionally, he has served as CEO of Walsh International for eight years, where he led the company’s IPO and eventual sale to IMS Health. Through his extensive leadership experience, Mr. Hauck has developed expertise across a wide range of industries and functions, including healthcare distribution services, product launch, and commercialization; pharma, medical device, consumer health, and wellness; data aggregation and data solutions; business development, mergers and acquisitions; and personnel and finance. Mr. Hauck received an MA in politics, philosophy, and economics from St. Catherine’s College, Oxford University, as well as an MBA in marketing and finance from Cranfield School of Management, one of the oldest and most reputable business schools in the United Kingdom.

OUR EXECUTIVE OFFICERS

The table below sets forth the names and ages of our executive officers as of the date of this Registration Statement and all positions with the Company presently held by each such person. Immediately following the table is biographical information for each of our executive officers (other than John Graham, our Chairman and Chief Executive Officer, who resigned effective October 31, 2018), including the positions held by, and principal areas of responsibility of, each such person during the last five years. Biographical information for Mr. Podwalski is included above under the caption “Our Directors.”

Name	Age	Position
David Malka	53	Vice President of Operations
Sami Sassoun	51	Chief Financial Officer
David Podwalski	66	Chief Operating Officer and President
Eugene Naidis	51	Vice President of Research and Development

David Malka has served as Integrity’s Vice President of Operations since March 2012. From 2003 to 2012, Mr. Malka was a director and Integrity’s Vice President of Operations. Prior to joining us, Mr. Malka served as a vice president of operations for Solid Systems from 2000 to 2003. From 1994 to 2000, Mr. Malka served as a manager of production and purchasing at Kollmorgen-Servotronix, an Israeli company specializing in the design, development and manufacture of digital servo control systems. From 1991 to 1993, Mr. Malka was a production design and inspection worker at TFL Time & Frequency Systems Ltd. Mr. Malka has a degree in practical engineering - industrial management from the Institute of Work & Production Productivity, Tel-Aviv and a Bachelor of Arts degree in management from the Open University in Israel.

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Sami Sassoun joined Integrity in February 2017 as its Chief Financial Officer. Prior to joining Integrity, Mr. Sassoun served as the Founder of Bedrock Enterprises Ltd., a boutique consulting firm. Previously Mr. Sassoun held the position of chief financial officer for multiple public and private companies in several industries. Mr. Sassoun served as the CFO of EZTD Inc. from 2014 until 2015. Prior to that Mr. Sassoun served as a Managing Director of YesCFO from 2010 to 2014. Mr. Sassoun began his career as an accountant with Cohn Reznick, an accounting, tax and advisory firm, followed by serving as the Vice President of finance and operations with Brean Murray & Co, an investment banking firm based in New York City. Mr. Sassoun obtained his Certified Public Accountant certificate in 1992, and holds a B.S. in accounting from Rutgers University.

Eugene Naidis has served as Integrity’s Vice President of Research and Development since 2010 and has an extensive experience in software development and management of R&D projects. Over the past 15 years, he has lead complex projects in the field of industrial and medical measurement devices and applications. Mr. Naidis was involved (software development and management) in the invention of a symbiotic approach, revolutionary vibration-based percussion technology to determine the presence of content inside pipes; electromagnetic based, high-precision thickness measurement system; a system for non-contact, continuous measurement of liquid and solid levels in storage containers, based on ultrasonic technology. Mr. Naidis holds BSc. in Metallurgy Engineering and Masters of Science in Metallurgy and Computer Engineering.

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CORPORATE GOVERNANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and regulations of the SEC thereunder requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes of ownership with the SEC. Our officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed.

Based solely on a review of copies of such forms received and written representation letters from our executive officers and directors, we believe that, during the fiscal year ended December 31, 2017, all executive officers and directors complied with the Section 16(a) reporting requirements except the following:

Name of Reporting Person	Form Type	Date of Filing
Michael Hauck	Form 4	6/9/2017
Michael Hauck	Form 3	6/8/2017
Angela Strand	Form 4	6/7/2017
Robert Fischell	Form 4	6/7/2017
Leslie Seff	Form 4	6/6/2017
Revan Schwartz	Form 4	6/6/2017
Philip Darivoff	Form 4	3/14/2017
Sami Sassoun	Form 3	2/9/2017
Philip Darivoff	Form 4	1/13/2017

Code of Business Conduct and Ethics

Integrity has adopted a code of ethics that applies to its Chief Executive Officer and its senior financial officers (currently consisting only of the Chief Financial Officer). This code of ethics is available on Integrity’s website at www.integrity-app.com. If Integrity makes any substantive amendments to the code or grants any waiver, including any implicit waiver, from a provision of the code to its principal executive, financial or accounting officer, it will disclose the nature of the amendment or waiver on its website or in a report on a Current Report on Form 8-K filed in accordance with the rules and regulations of the SEC. The Company will provide to any person without charge, upon five days’ written request, a copy of the code of ethics.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee of the Board are Ms. Angela Strand (Chairperson), Mr. Robert Fischell and Mr. Michael Hauck. Our Board has determined that these directors are “independent” as defined by the rules of the SEC. The purposes and powers of the Nominating and Corporate Governance Committee include (i) identifying potential qualified nominees for director and recommend to the Board for nomination candidates for the Board, (ii) developing the Company’s corporate governance guidelines and additional corporate governance policies, and (iii) exercising such other powers and authority as shall from time to time be assigned thereto by resolution of the Board. The Nominating and Corporate Governance Committee adopted the Nominating and Corporate Governance Committee charter on July 5, 2016, which sets forth the duties and responsibilities of the Nominating and Corporate Governance Committee.

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Compensation Committee

The members of the Compensation Committee of the Board are Mr. Leslie Seff (Chairperson), Mr. Robert Fischell, Mr. Michael Hauck. Our Board has determined that all three of these directors are “independent” as defined by the rules of the SEC. The primary responsibilities of the Compensation Committee include reviewing compensation and other benefits for our executive officers.

Audit Committee and Audit Committee Financial Expert

The members of the Audit Committee of the Board are Mr. Revan Schwartz (Chairman), Mr. Leslie Seff and Ms. Angela Strand. Our Board has determined that all three of these directors are “independent” as defined by the rules of the SEC. The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on: management for the preparation and accuracy of the Company’s financial statements; both management and the Company’s internal audit department/management for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the functions of the audit committee are performed by the full Board. Each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Exchange Act and the NASDAQ Listing Rules. No member of the Committee can have participated in the preparation of the Company’s or any of its subsidiaries’ financial statements at any time during the past three years.

The Board has determined that Mr. Schwartz is an “Audit Committee Financial Expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes compensation of our named executive officers, as of December 31, 2017 and 2016.

Name and Principal Position	Year		Salary	Signing Bonus	Option Awards	All other Compensation		Total Compensation

John Graham	2017		$266,449	$375,000	$1,590,635	-		$2,232,084
Chief Executive Officer	2016		-	-	-	-		-

David Podwalski	2017		$94,545		$130,814	-		$225,359
Chief Commercialization Officer	2016		-	-	-	-		-

Sami Sassoun	2017	(1)	$109,276	$-	$82,432	64,013	(2)	$255,721
Chief Financial Officer	2016	(5)	-	-	-	-		-

David Malka	2017	(1)	$105,000		$110,904	67,385	(3)	$283,289
Vice President of Operations	2016	(5)	$63,114	$-	$-	48,046	(6)	$111,160

Eugene Naidis	2017	(1)	$96,418	$-	$82,432	49,326	(4)	$228,176
Vice President of R&D	2016	(5)	$79,656	$-		40,776	(7)	$120,432

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(1)	Calculated based on the average exchange rate for the year of New Israeli Shekels to U.S. Dollars of NIS 3.576 = U.S. $1.00

(2)	Includes $16,107 in automobile expenses paid by Integrity, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $336 in cellular communications expenses paid by Integrity, representing the estimated costs of our cellular communications expenses attributable to the executive, $14,060 in tax gross-up payments, and contributions to the (a) Severance Pay- Fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) and statutory national insurance (Bituach Leumi) in the aggregate total amount of $33,510.

(3)	Includes $21,745 in automobile expenses paid by Integrity, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $336 in cellular communications expenses paid by Integrity, representing the estimated costs of our cellular communications expenses attributable to the executive, $14,060 in tax gross-up payments, and contributions to the (a) Severance Pay- Fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $31,244.

(4)	Includes $15,101 in automobile expenses paid by Integrity, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $336 in cellular communications expenses paid by Integrity, representing the estimated costs of our cellular communications expenses attributable to the executive, $10,705 in tax gross-up payments, and contributions to the (a) Severance Pay- Fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $23,184.

(5)	Calculated based on the average exchange rate for the year of New Israeli Shekels to U.S. Dollars of NIS 3.832 = U.S. $1.00

(6)	Includes $20,292 in automobile expenses paid by Integrity, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $313 in cellular communications expenses paid by Integrity, representing the estimated costs of our cellular communications expenses attributable to the executive, $11,574 in tax gross-up payments, and contributions to the (a) Severance Pay- Fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $15,867.

(7)	Includes $14,405 in automobile expenses paid by Integrity, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $313 in cellular communications expenses paid by Integrity, representing the estimated costs of our cellular communications expenses attributable to the executive, $8,455 in tax gross-up payments, and contributions to the (a) Severance Pay- Fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $17,603.

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Employment Agreements

Set forth below are summaries of the material terms of the employment agreements of our named executive officers.

John Graham

Effective April 7, 2017, the Company entered into an amendment to the employment agreement (the “Graham Employment Amendment”) with John Graham, whom the Company appointed as Chief Executive Officer on March 20, 2017, to modify the base compensation provision and the equity compensation provision under that certain Employment Agreement, dated March 20, 2017 (the “Graham Effective Date”), by and between the Company and Mr. Graham. Pursuant to the terms of the Graham Employment Amendment, (a) Mr. Graham’s base compensation was modified such that he receives a base salary of $500,000 per year, as well as a one-time payment of $375,000 paid to Mr. Graham upon commencement of Mr. Graham’s employment with the Company which amount was recognized as an expense as of the employment commencement date, and (b) the vesting periods of Mr. Graham’s options to purchase Common Stock were modified whereby (1) 307,754 option at an exercise price of $4.50 per share vested as of the Graham Effective Date, (2) 923,262 options at an exercise price of $4.50 per share vest on the six month anniversary of the Graham Effective Date, (3) 442,980 options at an exercise price of $4.50 per share vest on the two (2) year anniversary of the Graham Effective Date, (4) 559,414 options at an exercise price of $5.41 per share vest on the two (2) year anniversary of the Graham Effective Date, and (5) 844,130 options at an exercise price of $7.75 per share vest on the two (2) year anniversary of the Graham Effective Date. According to the agreement between the Company and Graham, Mr. Graham is also eligible to earn an annual performance bonus between 35-72% of his base salary (of which $225,000 is guaranteed as performance bonus for his first year), subject to certain performance criteria approved and adopted in September 2017 by the Compensation Committee and the Board of Directors and, provided that Mr. Graham continues to be an employee through and on March 15, 2018. Mr. Graham resigned effective October 31, 2018. The Board also approved that no later than December 30, 2018, the Company shall pay to John Graham his salary arrears as follows: (i) $320,000 in RSUs based on the price of the conversion of the existing preferred stock, and (ii) $61,335 to be paid in cash; and all of his existing options shall expire on January 30, 2019, if not exercised by that date.

David Podwalski

On June 26, 2017, the Company entered into an employment agreement (the “CCO Employment Agreement”) with Mr. Podwalski to serve as Chief Commercial Officer of the Company. Under the CCO Employment Agreement, Mr. Podwalski (1) receives a base salary of $240,000 per year; (2) receives a sign-on bonus of $25,000, payable on the six month anniversary of the Podwalski Effective Date, subject to his continued employment through and on such payment date; (3) is eligible to receive an annual performance bonus, having a minimum bonus opportunity equal to 20% of his current base salary based upon 80% achievement of performance criteria (the “Minimum Performance Goal”), a target bonus opportunity equal to 25% of his current base salary based upon 100% achievement of performance criteria, and a maximum bonus opportunity equal to 37.5% of his current base salary based upon 150% achievement of performance criteria (the “Maximum Performance Goal”), provided, however, that such performance bonus will be determined using straight-line interpolation of the level of achievement between the Minimum Performance Goal and the Maximum Performance Goal; and (4) receive an initial stock option grant to purchase shares of Common Stock equal to 1% of the total fully diluted shares of Common Stock as of the Podwalski Effective Date, with an exercise price of $4.50 per share or the fair market value of a share of Common Stock on the grant date, whichever is greater, vesting monthly over a three year period commencing on the Podwalski Effective Date, subject to his continued employment through and on each such vesting date (the total fair value of the grant as of the Podwalski Effective Date is approximately $270,000).The CCO Employment Agreement is terminable by the Company on 90 days written notice and by Mr. Podwalski on 30 days written notice. The CCO Employment Agreement is immediately terminable by the Company for cause, as defined in the CCO Employment Agreement, without the payment of severance. The CCO Employment Agreement contains non-compete obligations applicable during the term of the agreement and for one year thereafter and confidentiality obligations that survive the termination of the agreement indefinitely. Effective November 1, 2018, the Board approved an increase in David Podwalski’s annual base salary to $275,000; and the Board will re-evaluate his bonus payout as part of the annual compensation review at its January 2019 Board meeting, with new goals to be effective January 1, 2019. With respect to his $70,000 salary due in arrears, $50,000 shall be issued in RSUs, based on the price of the conversion of the outstanding preferred stock, and $20,000 shall be paid in cash as soon as practicable; and he shall be granted an addition 75,000 stock options with a three year term and three year vesting schedule with an exercise price based upon the price for the conversion of the existing preferred stock.

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David Malka

David Malka entered into an employment agreement with Integrity Israel in July 2010 pursuant to which Mr. Malka agreed to continue to serve as the Vice President of Operations of Integrity Israel. Mr. Malka’s employment agreement provides for an annual salary of NIS 240,000, or approximately $68,985 based on the exchange rate of 3.479 NIS / $1.00 USD in effect on March 21, 2018, and an annual bonus to be determined by the Board of Directors and an additional sum provided that Mr. Malka reaches certain milestones approved by the Board of Directors, as well as the payment of certain social and insurance benefits and the use of a company car. The agreement also provides that Mr. Malka’s annual salary shall be subject to increase from time to time at the discretion of the Board of Directors. We expect that Mr. Malka’s bonus formula, as previously determined by the Board of Directors, will be renegotiated once Integrity Israel has begun commercialization of its products. The agreement is terminable by either party on 90 days’ notice, immediately by Integrity Israel with the payment of an amount equal to 90 days of annual salary, or immediately by Integrity Israel for cause (as defined in the agreement) without the payment of severance. Mr. Malka’s employment agreement contains non-compete and confidentiality provisions effective during the term of the agreement and for one year thereafter.

Pursuant to his employment agreement, in March 2012, Mr. Malka was granted options to purchase 79,434 shares of Common Stock at an exercise price per share $6.25 per share. Mr. Malka’s options vested (or in the case of clause (iii) below, will vest) in one-third increments upon (i) submission of clinical trials’ results to the Notified Body; (ii) the receipt of CE mark approval; and (iii) the receipt of FDA approval, subject to immediate vesting in the event of a change of control.

Effective April 7, 2017, Integrity Israel entered into an amended and restated personal employment agreement (the “Malka Employment Agreement”) with David Malka for his continued service as Vice President of Operations of the Company and Integrity Israel, effective as of March 20, 2017 (the “Malka Effective Date”). Pursuant to the terms of the Malka Employment Agreement, Mr. Malka (a) receives a monthly base salary of NIS 20,000 (approximately $5,749 based on an exchange rate of 3. 479 NIS / 1 USD in effect on March 21, 2018), which may increase to NIS 35,000 per month (approximately $10,060 using the same exchange rate) in the event certain performance milestones are met; (b) is eligible to earn an annual performance bonus between 420-864% of his base salary, subject to certain performance criteria to be established by the Board of Directors within the first ninety (90) days of each fiscal year; (c) is eligible to earn a retention bonus equal to 60% of his aggregate base salary earned through the one-year anniversary of the Malka Effective Date, payable thirty days following the one-year anniversary of the Malka Effective Date and provided that Mr. Malka remains employed with Integrity Israel through and on the one-year anniversary of the Malka Effective Date; (d) received a modification to the terms of his options to purchase 79,434 shares of Common Stock at an exercise price per share equal to $6.25 whereby the unvested portion of such options will accelerate and will be immediately exercisable, effective as of the Malka Effective Date (since the original performance conditions were not expected to be satisfied as of the date of the modification of the terms, the fair value of such grant was measured based on the fair value of the modified award at the modification date); and (e) received options to purchase 361,875 shares of Common Stock, granted under the Plan, with an exercise price $4.50 per share, which shall vest over a three-year period. In addition, the Malka Employment Agreement provides for the payment of certain social benefits and the use of a company car. The Malka Employment Agreement is terminable by Integrity Israel and Mr. Malka on 90 days’ prior written notice, without cause, or immediately by Integrity Israel for cause as defined in the Malka Employment Agreement. Integrity Israel may terminate Mr. Malka’s employment without cause prior to the expiration of the 90-day notice period, but will be required to pay Mr. Malka a severance fee equal to his base salary plus the financial value of all other benefits Mr. Malka would have been entitled to receive in respect of the portion of the notice period which was forfeited.

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Sami Sassoun

Mr. Sassoun’s appointment as Chief Financial Officer was made pursuant to an employment agreement (the “Sassoun Employment Agreement”) with Integrity Israel, dated February 1, 2017. The Sassoun Employment Agreement provides for a monthly base gross salary of NIS 30,000 (approximately $8,623 based on the exchange rate of NIS 3.479 /$1.00 USD in effect on March 21, 2018), as well as the payment of certain social benefits and the use of a company car. The Sassoun Employment Agreement is terminable by either party on 90 days’ notice or immediately by Integrity Israel for cause without the payment of severance. The Sassoun Employment Agreement contains non-compete obligations applicable during the term of the agreement and for one year thereafter and confidentiality obligations that survive the termination of the agreement indefinitely.

In addition, pursuant to the Sassoun Employment Agreement, the Company has agreed to grant to Mr. Sassoun, on the one-year anniversary of the commencement of his employment with the Company, options to purchase such number of shares of Common Stock of the Company, at an exercise price of $4.50 per share, with the number of options to be issued and the vesting provisions applicable thereto to be determined by the Board of Directors of the Company.

In September 2017, the Compensation Committee and the Board of Directors approved an increase of Mr. Sassoun’s base salary to NIS 47,250 per month (approximately US$161,513 annually), which shall only start to take effect after the Company has completed the next round of financing and has sufficient funds to finance operations. The Compensation Committee and the Board of Directors also approved certain on-target performance bonus at 35% of Mr. Sassoun’s annual base salary and grant of stock options (pursuant to the Company’s 2010 Incentive Compensation Plan, as amended) equating to 1% of the fully diluted number of shares of the Company after the closing of the offering of Series C Units, with a strike price of US$4.50, with three-year monthly vesting commencing on the first month after the effective date.

Eugene Naidis

Eugene Naidis entered into an employment agreement with Integrity Israel in July 2010 pursuant to which Mr. Naidis agreed to continue to serve as the Vice President of Research and Development of Integrity Israel. Mr. Naidis’s employment agreement provides for an annual salary of NIS 276,000, or approximately $79,333 based on the exchange rate of 3.479 NIS / $1.00 USD in effect on March 21, 2018, as well as the payment of certain social and insurance benefits and the use of a company car. The agreement also provides that Mr. Naidis’s annual salary shall be subject to increase from time to time at the discretion of the Board of Directors. We expect that Mr. Naidis’s bonus formula, as previously determined by the Board of Directors, will be renegotiated once Integrity Israel has begun commercialization of its products. The agreement is terminable by either party on 90 days’ notice, immediately by Integrity Israel with the payment of an amount equal to 90 days of annual salary, or immediately by Integrity Israel for cause (as defined in the agreement) without the payment of severance. Mr. Naidis’s employment agreement contains non-compete and confidentiality provisions effective during the term of the agreement and for one year thereafter.

In September 2017, the Compensation Committee and the Board of Directors approved an increase of Mr. Naidis’s base salary to NIS 43,200 (US$147,660 annually), which shall only start to take effect after the Company has completed the next round of financing and has sufficient funds to finance operations. The Compensation Committee and the Board of Directors also approved certain on-target performance bonus at 35% Mr. Naidis’s annual base salary and grant of stock options (pursuant to the Company’s 2010 Incentive Compensation Plan, as amended) equating to 1% of the fully diluted number of shares of the Company after the closing of the offering of Series C Units, with a strike price of US$4.50, with three-year monthly vesting commencing on the first month after the effective date.

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Outstanding Equity Awards as of December 31, 2017

The following table sets forth for each of Integrity’s named executive officers certain information regarding unexercised options as of December 31, 2017:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)		Option Expiration Date

John Graham, Chief Executive Officer	1,231,016	1,846,524	$4.5-$7.75	(1)	March 16, 2027
David Podwalski, Chief Commercialization Officer	56,503	234,082	$4.50	(2)	June 22, 2027
Sami Sassoun, Chief Financial Officer	24,410	268,514	$4.50	(3)	September 15, 2027
David Malka, Vice president of Operations	167,891	755,673	$4.5-$6.25	(4)	April 3, 2027
Eugene Naidis, Vice President of Research and Development	24,410	268,514	$4.50	(5)	September 15, 2027

(1)	the vesting periods of Mr. Graham’s options to purchase Common Stock are as follows: (i) 307,754 shares of Common Stock underlying the option to purchase Common Stock at an exercise price of $4.50 per share (the “$4.50 Options”) vested on March 20, 2017, (ii) 923,262 of the $4.50 Options vest on September 20, 2017, and (iii) the remaining 442,980 of the $4.50 Options as well as 559,414 options at an exercise price of $5.41 per share and 844,130 options at an exercise price of $7.75 per share will vest on March 20, 2019.

(2)	Mr. Podwalski’s options vested or will vest in 12 equal quarterly installments beginning June 22, 2017.

(3)	Mr. Sassoun’s options vested or will vest in 12 equal quarterly installments beginning September 15, 2017.

(4)	Mr. Malka’s options to purchase 79,434 shares of Common Stock at an exercise price per share equal to $6.25 all vested as of April 3, 2017, pursuant to an amendment to his employment agreement. 361,875 of Mr. Malka’s options vested or will vest in 12 equal quarterly installments beginning April 7, 2017.

(5)	Mr. Naidis’s options vested or will vest in 12 equal quarterly installments beginning September 15, 2017.

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DIRECTOR COMPENSATION

The following table sets forth information with respect to the compensation of our directors (other than Mr. Graham and Mr. Malka, whom did not receive separate compensation for their service as directors) as of December 31, 2017:

Name	Fees earned or paid in cash	Payment for services in Common Shares (2)	Other Compensation (3)	Options Awards Vested (1)	Total

Angela Strand	$38,868	$15,000	$60,000	$21,724	$135,592
Robert Fischell	$24,150			$21,724	$45,874
Leslie Seff	$40,200	$15,000		$21,724	$76,924
Revan Schwartz	$28,333			$35,249	$63,582
Michael Hauck	$22,900			$16,821	$39,721
	$154,451	$30,000	$60,000	$117,244	$361,695

(1) The dollar value recognized for the stock option awards was determined in accordance with FASB ASC Topic 718. For information on the determination of the fair value of each option granted as of the grant date, and of assumptions made with respect to the value of the option awards, see Note 10 to our Consolidated Financial Statements for the year ended December 31, 2017 and calculated based on 41,560 options outstanding as of December 31, 2017.

(2) On March 20, 2017, the Board authorized the payment of $20,000, 25% of which shall be paid in cash and 75% of which shall be paid by the grant of 3,334 shares of Common Stock, par value $0.001 per share, of the Company, to Leslie Seff, an independent member of the Board. The payment was authorized as consideration for the consulting services provided by Mr. Seff to the Company for the month of March 2017.

(3) On May 4, 2017, the Board of Directors unanimously voted to appoint Angela Strand, a member of the Board of Directors, as the interim Chief Strategy Officer of the Company, effective as of May 1, 2017 through September 30, 2017. On May 5, 2017, the Company entered into a letter agreement with Ms. Angela Strand confirming her appointment as interim Chief Strategy Officer of the Company. Pursuant to the terms of the letter agreement, Ms. Strand received aggregate compensation of $150,000 for her service during the term of employment, paid monthly on the schedule mutually agreed upon by the parties. For the year ended December 31, 2017, Ms. Strand received $60,000 of this fee and the balance was deferred and scheduled for payment in 2018.

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On May 23, 2017, the Board approved the following compensation for all non-employee directors serving on the Board of Directors:

●	an annual cash payment to each non-employee director and interim officer of the Company in the amount of $35,000, payable in four equal quarterly installments of $8,750 each on the last day of each calendar quarter commencing with the fourth quarter of 2017, subject to their continued service as of each such date;

●	an additional annual cash payment to each member of a Board committee who is not the Chairperson of that particular committee in the amount of $5,000, payable in four equal quarterly installments of $1,250 each on the last day of each calendar quarter commencing with the second quarter of 2017, subject to their continued service as of each such date;

●	an additional annual cash payment to the chairperson of a Board committee in the amount of $12,500, payable in four equal quarterly installments of $3,125 each on the last day of each calendar quarter commencing with the second quarter of 2017, subject to their continued service as of each such date; and

●	the grant to each non-employee director and each interim officer of the Company of a one-time award of options to purchase up to an aggregate of 14,894 shares of Common Stock, at an exercise price of $4.50, under and pursuant to the Plan, which options vest in 12 equal monthly increments commencing as of June 1, 2017 (subject to their continued service as of each such date) and have a term of 10 years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, Integrity is not aware of any transactions since the beginning of its last fiscal year or any proposed transactions in which Integrity was or is a party, in which (1) the amount involved exceeded the lesser of $120,000 or 1% of the average of Integrity’s total assets at year-end for the last two completed fiscal years and (2) in which a director, director nominee, executive officer, holder of more than 5% of Integrity’s Common Stock or Preferred Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

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On February 6, 2017, the Company entered into an amended and restated consulting agreement with Strand Strategy, a healthcare consulting firm (“Strand Strategy”), relating to the retention of Strand Strategy’s services as an independent contractor on a temporary basis, effective as of December 1, 2016. The founder and managing director of Strand Strategy, Angela Strand, is an independent member of the Board of Directors, a member of the Audit Committee of the Board. Pursuant to the terms of the consulting agreement, Strand Strategy agreed to assist the Company with its corporate strategy, business development and communication management for a 90-day period. As consideration for the services provided under the consulting agreement, the Company agreed to pay Strand Strategy a fee of $60,000, 25% of which shall be paid in cash and 75% of which shall be paid by the grant to Strand Strategy of 10,000 shares of Common Stock of the Company. The consulting agreement may be terminated immediately by either party, upon written notice to the other party, if the other party materially breached the consulting agreement, and such breach is incapable of cure. With respect to a breach capable of cure, the nonbreaching party may terminate the consulting agreement if the breaching party fails to cure within five (5) days after receipt of written notice of breach. The consulting agreement contains confidentiality obligations that survive the termination of the consulting agreement indefinitely.

On March 20, 2017, the Board authorized the payment of $20,000, 25% of which shall be paid in cash and 75% of which shall be paid by the grant of 3,334 shares of Common Stock to Strand Strategy as additional consideration for the consulting services provided by Strand Strategy to the Company for the month of March 2017. The Company had originally agreed to such services, pursuant to the previously reported amended and restated consulting agreement between Strand Strategy and the Company, but the term of such agreement expired on February 28, 2017.

On March 20, 2017, the Board authorized the payment of $20,000, 25% of which shall be paid in cash and 75% of which shall be paid by the grant of 3,334 shares of Common Stock to Leslie Seff, an independent member of the Board. The payment was authorized as consideration for the consulting services provided by Mr. Seff to the Company for the month of March 2017.

On May 4, 2017, the Board unanimously voted to appoint Angela Strand, a member of the Board of Directors, as the interim Chief Strategy Officer of the Company, effective as of May 1, 2017 through September 30, 2017. On May 5, 2017, the Company entered into a letter agreement with Ms. Angela Strand confirming her appointment as interim Chief Strategy Officer of the Company. Pursuant to the terms of the letter agreement, Ms. Strand received aggregate compensation of $150,000 for her service during the term of employment, paid monthly on the schedule mutually agreed upon by the parties.

Director Independence

Integrity is not currently listed on any national securities exchange. As a result, Integrity is not subject to the requirements of any securities exchange providing that a majority of the Board of Directors must be comprised of independent directors. Nevertheless, the Board has applied the independence rules of the NYSE American (formerly NYSE MKT) to determine the independence of its directors. The independence rules of the NYSE American include a series of objective tests, including that an “independent” person will not be employed by Integrity and will not be engaged in various types of business dealings with Integrity. Applying these rules and based on representations from the directors with respect to their independence thereunder, the Board has determined that each of the current members of Integrity’s Board of Directors is independent and, therefore, a majority of the members of the Board are independent directors.

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Principal Accounting Fees and Services. Audit Fees

Fees for services rendered by Fahn Kanne & Co. (“Fahn Kanne”) for professional services rendered for the 2017 and 2016 audit of our annual financial statements, review of financial statements included in quarterly reports on Form 10-Q in 2017 and 2016, review of the Registration Statement on Form S-1 filed in November 2017 and out of pocket expenses, totaled approximately $48,261 and $28,703 for 2017 and 2016, respectively.

Audit-Related Fees

Integrity did not pay Fahn Kanne any fees in 2017 or 2016 for assurance and related services reasonably related to the performance of the audit or review of the Integrity’s financial statements.

Tax Fees

Fees for services rendered by Fahn Kanne in 2017 and 2016 for tax compliance, tax advice, and tax planning services totaled approximately $2,992 and $3,914 for 2017 and 2016, respectively.

All Other Fees

Integrity did not pay any other fees to Fahn Kanne in 2017 or 2016.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Board is solely responsible for the pre-approval of all audit and non-audit services to be provided by the independent accountants. The Board approved all of the fees paid to Fahn Kanne for the years ended December 31, 2017 and 2016.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Shareholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

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Copies of the Company’s reports filed with the SEC are also available at www.integrity-app.com.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this Proxy Statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that the Company filed with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the Company incorporates by reference the following filing:

Annual Report on Form 10-K for year ended December 31, 2017, filed with the SEC on March 30, 2018 (a copy of which is mailed to each stockholder with this proxy statement);

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC between the date of this Proxy Statement and the date of the Annual Meeting. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials.

The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this Proxy Statement.

You may obtain, without charge, a copy of any of the documents incorporated by reference in this proxy statement, other than exhibits to those documents that are not specifically incorporated by reference into those documents, by writing or telephoning us at the following address: Integrity Applications, Inc., 19 Ha’Yahalomim St., P.O. Box 12163, Ashdod, Israel L3 7760049; phone: (972) (8) 675-7878.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSAL 1. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED NOVEMBER 23, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE SENDING OR MAKING AVAILABLE OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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OTHER BUSINESS

Other Matters that May Come Before the Annual Meeting

The Board of Directors does not intend to present, and knows of no others who intend to present, at the Annual Meeting any matter or business other than that set forth in the accompanying notice of Annual Meeting of Stockholders. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote any proxies on such matters in accordance with their judgment.

ADDITIONAL INFORMATION

Delivery of Documents to Security Holders Sharing an Address

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement.

Security holders sharing an address and receiving a single copy may request to receive a separate information statement at the address provided herein for our corporate offices in Israel. Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies may also request to receive a separate information statement at the address provided herein for our corporate offices in Israel.

Stockholder Proposals for Our 2019 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Chief Financial Officer at the address provided herein for our corporate offices in Israel no later than September 30, 2019. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to our Chief Financial Officer, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than November 21, 2019, and no later than December 20, 2019. If a stockholder fails to provide timely notice of a proposal to be presented at our 2019 Annual Meeting of Stockholders, the proxy designated by our Board of Directors will have discretionary authority to vote on any such proposal that may come before the meeting.

Solicitation of Proxies

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

ALL STOCKHOLDERS ARE URGED TO VOTE OVER THE INTERNET, BY TELEPHONE, OR BY MAIL.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ David Podwalski, President

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INTEGRITY APPLICATIONS, INC. 19 HA’YAHALOMIM ST P.O. BOX 2163 ASHDOD 7760049 ISRAEL

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/20/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/20/2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR

the following proposal:

		For	Against	Abstain
1	To grant the Board of Directors the authority to implement, in its sole discretion, a reverse stock split of the outstanding and treasury shares of our common stock at a specific exchange ratio set by the Board of Directors, at a range of ratios from 1-for-2 to 1-for-20, in the discretion of the Board of Directors and to be announced by press release, and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing (but not later than December 31, 2019) (the “Reverse Split Proposal”); and	[ ]	[ ]	[ ]

2	To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 40 million to 200 million; and	[ ]	[ ]	[ ]

3	To elect the following Directors:
	Angela Strand	[ ]	[ ]	[ ]
	Robert Fischell	[ ]	[ ]	[ ]
	Revan Schwartz, JD	[ ]	[ ]	[ ]
	Michael Hauck	[ ]	[ ]	[ ]
	David Podwalski	[ ]	[ ]	[ ]
; and

4	Ratify appointment of Fahn Kanne to act as our independent registered public accountants for fiscal 2018; and	[ ]	[ ]	[ ]

5	Approve, on a non-binding, advisory basis, at least once every three years, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission; and	[ ]	[ ]	[ ]

6	Approval of an amendment to ARTICLE IV of our Certificate of Incorporation as follows: ARTICLE IV of the Certificate of Incorporation is hereby amended by inserting the following language at the end thereof: “The holders of the majority of the then outstanding shares of any series of preferred stock designated hereunder may amend any provision of the Certificate of Designations, Rights and Preferences (or similar instrument which sets for the powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof) without any vote by, consent or approval of the common stockholders of this Corporation.”; and	[ ]	[ ]	[ ]

7	To amend the Series A Certificate of Designation by replacing Section 8 in its entirety with a forced conversion provision at the sole discretion of the Corporation; and	[ ]	[ ]	[ ]

8	To amend the Series B Certificate of Designation by replacing Section 8 in its entirety with a forced conversion provision at the sole discretion of the Corporation; and	[ ]	[ ]	[ ]

9	To amend the Series C Certificate of Designation by replacing Section 8 in its entirety with a forced conversion provision at the sole discretion of the Corporation.	[ ]	[ ]	[ ]

To transact such other business as may properly come before the Special Meeting and at any adjournments or postponements of the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

INTEGRITY APPLICATIONS, INC.

Annual Meeting of Stockholders

December 21, 2018 10:00 AM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint David Podwalski, President, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common/Preferred stock of INTEGRITY APPLICATIONS, INC. that the stockholders is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on December 21, 2018, at the Hyatt Regency Morristown, 3 Speedwell Ave, Morristown, New Jersey 07960, USA and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

ANNEX A

Amendments to Amended and Restated Certificate of Incorporation to Effectuate Reverse Stock Split

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

Integrity Applications, Inc., a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

[Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, “The total number of shares of common stock which the Corporation is authorized to issue is 200,000,000 shares, par value $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share.]

[Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, “Each number of shares of the Corporation’s common stock, par value $0.01 per share (“Common Stock”) as determined by the Corporation’s Board of Directors in a number of at least two but no more than twenty, and to be announced by the Corporation via press release upon determination by the Board of Directors,”), issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share. No stockholders will receive cash in lieu of fractional shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the adjustment for fractional shares as described above.”]

[Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, “The holders of the majority of the then outstanding shares of any series of preferred stock designated hereunder may amend any provision of the Certificate of Designations, Rights and Preferences (or similar instrument which sets for the powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof) without any vote by, consent or approval of the common stockholders of this Corporation.”]

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: This Certificate of Amendment shall become effective as of [●], 201_ at [●], New York City time.

IN WITNESS WHEREOF, INTEGRITY APPLICATIONS, INC., has caused this certificate to be duly executed in its corporate name this [●] Day of [●], 201_.

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